UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-05620

Virtus Total Return Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

Virtus Investment Partners

One Financial Plaza

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-270-7788

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

ANNUAL REPORT

November 30, 2020
Virtus Total Return Fund Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-866-270-7788 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Directors (the “Board,” or the “Directors”) of Virtus Total Return Fund Inc. (the “Fund”) has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.08 per share (the rate was $0.113 per share prior to June 2020). Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan.
The amounts and sources of distributions reported in Section 19(a) notices of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on the Fund is available through the closed-end fund section on the web at
www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/products/virtus-total-return-fund.

Virtus Total Return Fund Inc.

MESSAGE TO SHAREHOLDERS
Dear Virtus Total Return Fund Inc. Shareholder:
I am pleased to present this annual report, which reviews the performance of the Virtus Total Return Fund Inc. for the 12 months ended November 30, 2020.
This report contains commentary from the portfolio management teams at Duff & Phelps Investment Management and Newfleet Asset Management about the financial markets and the performance of the Fund’s equity and fixed income investments, respectively. The options overlay strategy, which was managed by Rampart Investment Management, was suspended on February 27 due to extreme market volatility and ultimately removed from the investment strategy of the Fund effective June 18. Rampart is no longer a subadviser.
The 12-month period ended November 30, 2020, saw the emergence of a global pandemic, the resulting economic slowdown, a contentious U.S. presidential election, and the launch of several new vaccines to combat COVID-19. During this tumultuous period, the Fund’s net asset value (NAV) returned 3.25%, including $1.16 in reinvested distributions, and its market price returned (12.25%). For the same period, the Fund’s composite benchmark, which consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net) (representing equities) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (representing fixed income), returned 3.02%. The underlying indices returned (0.84%) for equities, and 7.28% for fixed income.
On behalf of the Fund and its investment management team, I thank you for entrusting your assets to us. Should you have questions about your account or require assistance, please visit the closed-end fund section of Virtus.com, or call our customer service team at 866-270-7788. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Chief Executive Officer, and Director
Virtus Total Return Fund Inc.
January 2021

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
November 30, 2020
About The Fund
Virtus Total Return Fund Inc. (NYSE: ZTR) (the “Fund”) has an investment policy to currently target an allocation of its investments to be a balance of approximately 60% equity and 40% fixed income securities. The Fund’s investment objective is capital appreciation, with current income a secondary objective. There is no guarantee that the Fund will achieve its investment objectives.
The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of November 30, 2020, the Fund’s leverage consisted of $159.75 million of borrowings made pursuant to a line of credit, which represented approximately 26% of the Fund’s total assets.
Manager Comments – Duff & Phelps Investment Management Co. (DPIM)
The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion of the Fund’s portfolio, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary is provided by the portfolio management team at DPIM and covers the Fund’s equity portfolio for the fiscal year ended November 30, 2020.
How did the equity markets perform during the Fund’s fiscal year ended November 30, 2020?
The equity markets experienced an amazing journey during the 12-month period, starting strong for the first three months, dropping precipitously in March due to the global pandemic, and ending with a sharp recovery over the final stretch through November. The net result of this volatile market was a gain of 14.5% for global equities, as measured by the MSCI World Index (net). Despite the uncertainty presented by the pandemic, there were positive developments that buoyed the market’s expectations for economic recovery and a return to growth. These included supportive monetary policy, fiscal stimulus packages, and progress on vaccine development.
For the 12-month period, the Fund’s benchmark, the FTSE Developed Core Infrastructure 50/50 Index (net), significantly underperformed the broader global equity markets, posting a modest loss of -0.8%. The market environment over the fiscal year was unique in that the pandemic most directly impacted the transportation and energy infrastructure sectors, which make up close to 40% of the Fund’s equity investment universe. Those sectors staged a strong rebound in November on the back of positive vaccine news, but could not overcome the negative performance of the rest of the year. The communications sector posted robust positive returns, as the wireless tower business model proved its resilience. Utility stocks were up moderately, with companies that were exposed to renewable energy outperforming Japanese and mid-cap U.S. utilities.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2020
What factors affected the performance of the Fund’s equity portfolio during the fiscal year?
The Fund’s equity portfolio, including the impact of leverage employed by the Fund, significantly outperformed its equity benchmark for the fiscal year ended November 30, 2020. The portfolio returned 3.40% (gross of fees and expenses), while the benchmark returned -0.84%. Stock selection relative to the equity benchmark was the primary driver of the outperformance, and was favorable in all sectors except energy infrastructure. The positive impact of security selection in utilities and transportation was substantial, and more than offset the negative impact from energy stock selection. The contribution from stock selection within communications was also positive. Sector allocation had a slightly negative influence on relative performance due to the overweight of energy infrastructure and the underweight of utilities. This was mostly offset by the overweight in communications, which had a positive allocation effect. The impact of the underweight in transportation was negligible.
Drilling down to security-level holdings, the top contributors to relative performance were Orsted and Iberdrola, European utilities that are benefiting from the worldwide movement toward the deployment of renewable energy. Denmark-based Orsted, an out-of-benchmark holding, is a leading global developer of renewable energy facilities, predominantly offshore wind. The stock advanced due to increasing adoption of offshore wind generation of electricity around the world. Similarly, Iberdrola, based in Spain, is one of the largest renewable energy companies in the world, with operations primarily in developed markets including Europe, the U.S., and the U.K. The market reacted to developments such as the European Union Recovery Fund, a Biden administration that is supportive of clean energy, and a net-zero carbon emissions policy in the U.K. as indicating additional means of funding new construction of renewable facilities for both Orsted and Iberdrola. Other top contributors to relative performance were ENEL, FirstEnergy (due to the lack of exposure in the portfolio), and Norfolk Southern.
The two largest detractors to relative performance in the Fund’s equity portfolio were Targa Resources and Oneok. Both companies are in the energy infrastructure sector, which was hard hit early in the pandemic by the extraordinary decline in crude oil prices. Targa Resources is an integrated operator in the gathering, processing, transporting, and storage of oil and natural gas. Oneok transports natural gas and natural gas liquids, predominately from the Bakken (North Dakota) basin, which has seen lower transport volumes due to production cutbacks. After both stocks were sold out of the portfolio, the companies took aggressive action to improve liquidity and support cash flow generation. These moves were viewed favorably by the market, and the stocks subsequently traded higher. Rounding out the top five detractors were Keyera Corp., CSX Corp., and Duke Energy Corp. Neither CSX nor Duke Energy were held in the portfolio, which hindered returns relative to the benchmark.
Manager Comments – Newfleet Asset Management, LLC (Newfleet)
Newfleet manages the Fund’s fixed income portfolio, which has a target allocation of 40%, utilizing its multi-sector core plus strategy. The following commentary is provided by the portfolio management team at Newfleet, and it covers the Fund’s fixed income portfolio for the year ended November 30, 2020.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2020
How did the fixed income markets perform during the Fund’s fiscal year ended November 30, 2020?
The 12-month period included a variety of market conditions, but the most influential were the emergence of a global pandemic, the associated economic and earnings fallout, and both the fiscal and monetary policy response.
In the final quarter of 2019, investors maintained their appetite for risk assets. Fixed income markets responded favorably to monetary easing by global central banks, positive developments on the trade front, and signs of stability in economic data. Geopolitical developments including trade, Middle East tensions, and European politics, as well as central bank headlines, all continued to be significant market movers. During this period, spread sectors outperformed U.S. Treasuries, led by higher-volatility sectors such as corporate high yield, bank loans, and emerging market debt. In a change from the first three quarters of 2019, lower quality within these sectors outperformed higher quality. Within spread sectors, corporate credit outperformed securitized sectors such as commercial mortgage-backed securities and asset-backed securities.
In stark contrast, the first quarter of 2020 saw volatility spike to levels not reached since the financial crisis of 2008-09. The quarter will be remembered for the emergence of COVID-19 as the first global pandemic since the H1N1 swine flu of 2009-10. The ultimate human and economic toll are still unknown, as the event continues to unfold, however, governments and central banks responded in unprecedented fashion to help blunt the effects of the virus. The containment measures implemented through the end of the fiscal year were unambiguously negative for local, regional, and global economic growth. However, markets rebounded from the lows they reached during the second quarter of 2020.
The spread of the coronavirus, its negative effect on global economic growth, and the fear it created in the market caused fixed income spreads to widen significantly during March. Valuations cheapened meaningfully, reaching levels not seen since 2008-09. Cheaper valuations and an active approach by both monetary and fiscal authorities proved a powerful combination, setting the stage for improved financial market performance off the March 2020 lows. We sought to take advantage of the market volatility by following the same investment approach we have implemented for close to three decades.
During the first quarter of 2020, U.S. Treasuries outperformed spread sectors. The underperformers were led by higher-volatility sectors such as corporate high yield, bank loans, and emerging market debt. In the eight months since, the fixed income markets experienced a significant rebound, with spread sectors outperforming U.S. Treasuries led by those sectors that experienced the greatest degree of underperformance during the first quarter.
The Federal Reserve (the Fed) lowered its target interest rate twice during the 12-month period. On two separate occasions in March, in response to the pandemic, the Fed cut by a total of 1.25% to a range of 0–0.25%.
During the 12-month period, the Treasury yield curve steepened, shifting broadly lower, more so on the front end.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2020
What factors affected the performance of the Fund’s fixed income portfolio during the fiscal year?
For the fiscal year ended November 30, 2020, the fixed income portfolio returned 10.19% (gross of fees and expenses), while the Bloomberg Barclays U.S. Aggregate Bond Index, which serves as the portfolio’s benchmark, returned 7.28%.
The portfolio’s underweight to U.S. Treasuries, which outperformed most spread sectors, had a negative impact on performance for the fiscal year ended November 30, 2020. Among fixed income sectors, the portfolio’s allocations to high yield bank loans and emerging market high yield detracted from performance during the period.
The portfolio’s allocation to non-agency residential mortgage-backed securities versus agency mortgage-backed securities positively contributed to performance for the fiscal year. Issue selection within taxable municipals, as well as allocations to the corporate high yield and corporate high quality sectors, were also beneficial during the period.
Options overlay
The options overlay strategy, which was managed by Rampart Investment Management, was suspended on February 27, 2020, due to extreme market volatility. Effective June 18, 2020, the options overlay strategy was removed from the investment strategy of the Fund and Rampart is no longer a subadviser. For the fiscal year ended November 30, 2020, the options overlay returned (1.29%).
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
November 30, 2020
The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments at November 30, 2020.
Asset Allocations
Common Stocks		60%
Utilities	30%
Industrials	16
Real Estate	6
All Other Common Stocks	8
Corporate Bonds and Notes		20
Energy	3
Financials	3
Consumer Discretionary	3
All Other Corporate Bonds and Notes	11
Mortgage-Backed Securities		6
Leveraged Loans		5
Asset-Backed Securities		4
Foreign Government Securities		4
Preferred Stocks		1
Total		100%
Country Weightings
United States	66%
Canada	8
Spain	6
Australia	4
Italy	2
Denmark	2
United Kingdom	2
Other	10
Total	100%

VIRTUS TOTAL RETURN FUND INC.
KEY INVESTMENT TERMS (Unaudited)
November 30, 2020
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
European Union Recovery Fund
A fiscal stimulus package adopted in July of 2020 by the EU, the fund includes a combination of grants and loans that are available beginning in January of 2021.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The Central bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
FTSE Developed Core Infrastructure 50/50 Index (net)
The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization-weighted index that gives participants an industry-defined interpretation of infrastructure and adjust the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% utilities, 30% transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI World Index (net)
The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Payment-in-Kind (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high yield bonds, currencies, and commodities.

VIRTUS TOTAL RETURN FUND INC.
KEY INVESTMENT TERMS (Unaudited) (Continued)
November 30, 2020
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Yield Curve
A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS
November 30, 2020
($ reported in thousands)

	Par Value	Value
U.S. Government Security—0.1%
U.S. Treasury Note 1.500%, 2/15/30	$ 600	$ 638
Total U.S. Government Security (Identified Cost $637)		638

Municipal Bonds—0.4%
California—0.1%
University of California, Series B-A, Taxable 4.428%, 5/15/48	290	330
Idaho—0.1%
Idaho Health Facilities Authority Saint Luke’s Health System Revenue Taxable 5.020%, 3/1/48	355	446
Illinois—0.0%
Sales Tax Securitization Corp. Series B, Second Lien, Taxable (BAM Insured) 3.411%, 1/1/43	85	88
Texas—0.0%
State of Texas, General Obligation Taxable 3.211%, 4/1/44	110	118
Virginia—0.2%
City of Bristol, General Obligation Taxable 4.210%, 1/1/42	565	610
Total Municipal Bonds (Identified Cost $1,405)		1,592

	Par Value	Value

Foreign Government Securities—4.5%
Bolivarian Republic of Venezuela
9.375%, 1/13/34(1)	$ 225	$ 20
RegS 8.250%, 10/13/24(1)(2)	610	55
RegS 7.650%, 4/21/25(1)(2)	830	75
Dominican Republic
144A 6.875%, 1/29/26(3)	255	295
144A 5.950%, 1/25/27(3)	285	320
144A 5.875%, 1/30/60(3)	160	166
Emirate of Dubai 5.250%, 1/30/43(2)	225	260
Federative Republic of Brazil
3.875%, 6/12/30	295	308
4.750%, 1/14/50	300	318
Kingdom of Morocco 144A 5.500%, 12/11/42(3)	295	367
Kingdom of Saudi Arabia
144A 3.625%, 3/4/28(3)	1,050	1,171
144A 3.250%, 10/22/30(3)	425	467
144A 4.500%, 10/26/46(3)	640	785
Republic of Angola 144A 8.250%, 5/9/28(3)	365	326
Republic of Argentine 0.125%, 7/9/35(4)	1,690	596
Republic of Colombia
3.000%, 1/30/30	250	260
4.125%, 5/15/51	255	279
Republic of Ecuador 144A 0.500%, 7/31/35(3)(4)	610	332
See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Foreign Government Securities—continued
Republic of Egypt
144A 7.600%, 3/1/29(3)	$635	$707
144A 8.500%, 1/31/47(3)	330	357
144A 8.875%, 5/29/50(3)	200	222
Republic of Ghana 144A 8.125%, 3/26/32(3)	545	553
Republic of Indonesia
2.850%, 2/14/30	470	510
4.200%, 10/15/50	605	734
144A 4.350%, 1/8/27(3)	550	640
Republic of Kenya 144A 8.000%, 5/22/32(3)	405	462
Republic of Nigeria
144A 6.500%, 11/28/27(3)	200	210
144A 7.875%, 2/16/32(3)	200	215
Republic of Pakistan 144A 8.250%, 9/30/25(3)	285	310
Republic of Panama
4.300%, 4/29/53	400	500
3.870%, 7/23/60	225	262
Republic of Philippines 3.700%, 3/1/41	390	454
Republic of South Africa
4.850%, 9/27/27	305	320
5.650%, 9/27/47	390	373
Republic of Turkey
4.875%, 10/9/26	280	273
6.125%, 10/24/28	725	744
7.625%, 4/26/29	660	731
Republic of Uruguay 5.100%, 6/18/50	415	570
Russian Federation
RegS 4.375%, 3/21/29(2)	800	926
RegS 5.250%, 6/23/47(2)	200	272
	Par Value	Value

Foreign Government Securities—continued
State of Israel 2.750%, 7/3/30	$ 450	$ 497
State of Qatar
144A 3.750%, 4/16/30(3)	505	592
144A 4.400%, 4/16/50(3)	270	357
Ukraine 144A 7.750%, 9/1/25(3)	535	588
United Mexican States
2.659%, 5/24/31	335	335
4.500%, 1/31/50	665	753
Series M 6.500%, 6/9/22	5,044 MXN	257
Total Foreign Government Securities (Identified Cost $20,083)		20,124

Mortgage-Backed Securities—8.5%
Agency—0.2%
Federal National Mortgage Association
Pool #MA3638 4.000%, 4/1/49	612	653
Pool #CA4128 3.000%, 9/1/49	337	353
		1,006

Non-Agency—8.3%
Ajax Mortgage Loan Trust
2019-D, A1 144A 2.956%, 9/25/65(3)(4)	430	435
2018-C, A 144A 4.360%, 9/25/65(3)(4)	640	650
American Homes 4 Rent Trust
2014-SFR2, C 144A 4.705%, 10/17/36(3)	1,000	1,090
2015-SFR1, A 144A 3.467%, 4/17/52(3)	162	172

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
2015-SFR2, C 144A 4.691%, 10/17/52(3)	$340	$375
Angel Oak Mortgage Trust I LLC
2018-3, A1 144A 3.649%, 9/25/48(3)(4)	199	203
2019-2, A1 144A 3.628%, 3/25/49(3)(4)	262	269
Arroyo Mortgage Trust
2018-1, A1 144A 3.763%, 4/25/48(3)(4)	402	407
2019-1, A1 144A 3.805%, 1/25/49(3)(4)	264	273
2019-2, A1 144A 3.347%, 4/25/49(3)(4)	542	560
Banc of America Funding Trust 2005-1, 1A1 5.500%, 2/25/35	7	7
Bayview Opportunity Master Fund IVa Trust
2016-SPL1, B1 144A 4.250%, 4/28/55(3)	795	830
2017-SPL5, B1 144A 4.000%, 6/28/57(3)(4)	485	518
BX Trust 2019-OC11, D 144A 4.075%, 12/9/41(3)(4)	660	645
CF Hippolyta LLC 2020-1, A1 144A 1.690%, 7/15/60(3)	451	457
Citigroup Mortgage Loan Trust, Inc.
2019-IMC1, A1 144A 2.720%, 7/25/49(3)(4)	309	315
2015-A, A1 144A 3.500%, 6/25/58(3)(4)	20	20
CoreVest American Finance Trust
2018-2, A 144A 4.026%, 11/15/52(3)	293	315
	Par Value	Value

Non-Agency—continued
2019-3, C 144A 3.265%, 10/15/52(3)	$400	$411
Credit Suisse First Boston Mortgage Securities Corp. 2003-AR30, 5A1 2.921%, 1/25/34(4)	123	124
Credit Suisse Mortgage Capital Trust 2020-RPL4, A1 144A 2.000%, 1/25/60(3)	567	584
Deephaven Residential Mortgage Trust 2017-1A, A2 144A 2.928%, 12/26/46(3)(4)	35	35
Ellington Financial Mortgage Trust 2019-2, A3 144A 3.046%, 11/25/59(3)(4)	171	175
FirstKey Homes Trust
2020-SFR1, B 144A 1.740%, 9/17/25(3)	215	215
2020-SFR2, B 144A 1.567%, 10/19/37(3)	710	704
Galton Funding Mortgage Trust
2017-1, A21 144A 3.500%, 7/25/56(3)(4)	158	163
2018-1, A23 144A 3.500%, 11/25/57(3)(4)	96	99
2018-2, A41 144A 4.500%, 10/25/58(3)(4)	260	265
2020-H1, A1 144A 2.310%, 1/25/60(3)(4)	504	513
GCAT LLC 2019-NQM1, A1 144A 2.985%, 2/25/59(3)(4)	307	313
Hilton USA Trust 2016-SFP, B 144A 3.323%, 11/5/35(3)	965	965

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Home Partners of America Trust 2020-2, A 144A 1.532%, 1/17/41(3)	$355	$351
Homeward Opportunities Fund I Trust
2018-1, A1 144A 3.766%, 6/25/48(3)(4)	145	146
2018-2, A1 144A 3.985%, 11/25/58(3)(4)	286	293
2019-1, A1 144A 3.454%, 1/25/59(3)(4)	394	398
JPMorgan Chase Mortgage Trust
2014-5, B2 144A 2.952%, 10/25/29(3)(4)	205	211
2016-SH1, M2 144A 3.750%, 4/25/45(3)(4)	164	166
2016-SH2, M2 144A 3.750%, 12/25/45(3)(4)	471	487
2017-3, 2A2 144A 2.500%, 8/25/47(3)(4)	222	228
LHOME Mortgage Trust 2019-RTL1, A1 144A 4.580%, 10/25/23(3)(4)	715	724
MASTR Alternative Loan Trust 2004-4, 6A1 5.500%, 4/25/34	38	39
Mello Warehouse Securitization Trust 2019-1, C (1 month LIBOR + 1.200%) 144A 1.350%, 6/25/52(3)(4)	185	185
MetLife Securitization Trust
2017-1A, M1 144A 3.524%, 4/25/55(3)(4)	135	143
2019-1A, A1A 144A 3.750%, 4/25/58(3)(4)	540	578
Mill City Mortgage Loan Trust
2017-1, M2 144A 3.250%, 11/25/58(3)(4)	210	228
	Par Value	Value

Non-Agency—continued
2019-1, M2 144A 3.500%, 10/25/69(3)(4)	$ 354	$ 385
New Residential Mortgage Loan Trust
2014-1A, A 144A 3.750%, 1/25/54(3)(4)	68	72
2016-3A, A1 144A 3.750%, 9/25/56(3)(4)	95	102
2016-4A, A1 144A 3.750%, 11/25/56(3)(4)	43	45
2016-4A, B1A 144A 4.500%, 11/25/56(3)(4)	1,155	1,282
2017-2A, A3 144A 4.000%, 3/25/57(3)(4)	436	471
2020-NPL2, A1 144A 3.228%, 8/25/60(3)(4)	151	151
OBX Trust
2019-INV1, A3 144A 4.500%, 11/25/48(3)(4)	269	281
2018-EXP2, 1A1 144A 4.000%, 7/25/58(3)(4)	429	435
2019-EXP3, 1A8 144A 3.500%, 10/25/59(3)(4)	115	119
Preston Ridge Partners Mortgage LLC
2020-1A, A1 144A 2.981%, 2/25/25(3)(4)	683	684
2020-2, A1 144A 3.671%, 8/25/25(3)(4)	760	766
2020-3, A1 144A 2.857%, 9/25/25(3)(4)	432	433
Pretium Mortgage Credit Partners I LLC 2020-NPL3, A1 144A 3.105%, 6/27/60(3)(4)	710	710
Progress Residential Trust
2017-SFR1, B 144A 3.017%, 8/17/34(3)	785	794
2018-SFR1, B 144A 3.484%, 3/17/35(3)	300	301
2018-SFR2, B 144A 3.841%, 8/17/35(3)	760	772

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
2019-SFR2, A 144A 3.147%, 5/17/36(3)	$527	$542
2019-SFR3, B 144A 2.571%, 9/17/36(3)	280	288
RCKT Mortgage Trust 2020-1, A1 144A 3.000%, 2/25/50(3)(4)	761	783
RCO V Mortgage LLC 2019-2, A1 144A 3.475%, 11/25/24(3)(4)	159	159
Residential Mortgage Loan Trust
2019-1, A1 144A 3.936%, 10/25/58(3)(4)	148	151
2019-2, A1 144A 2.913%, 5/25/59(3)(4)	240	245
Sequoia Mortgage Trust 2013-8, B1 3.511%, 6/25/43(4)	232	239
Starwood Mortgage Residential Trust 2019-IMC1, A1 144A 3.468%, 2/25/49(3)(4)	516	519
Towd Point Mortgage Trust
2019-HE1, A1 (1 month LIBOR + 0.900%) 144A 1.050%, 4/25/48(3)(4)	284	283
2015-5, A2 144A 3.500%, 5/25/55(3)(4)	160	166
2017-1, M1 144A 3.750%, 10/25/56(3)(4)	385	419
2017-4, A2 144A 3.000%, 6/25/57(3)(4)	395	425
2017-6, A2 144A 3.000%, 10/25/57(3)(4)	480	509
2018-6, A1B 144A 3.750%, 3/25/58(3)(4)	330	363
2018-6, A2 144A 3.750%, 3/25/58(3)(4)	480	534
2018-SJ1, A1 144A 4.000%, 10/25/58(3)(4)	77	78
	Par Value	Value

Non-Agency—continued
2019-2, A2 144A 3.750%, 12/25/58(3)(4)	$515	$567
2015-2, 1M1 144A 3.250%, 11/25/60(3)(4)	745	771
Tricon American Homes Trust
2019-SFR1, C 144A 3.149%, 3/17/38(3)	590	613
2020-SFR2, D 144A 2.281%, 11/17/39(3)	475	469
TVC Mortgage Trust 2020-RTL1, M 144A 5.193%, 9/25/24(3)(4)	520	465
UBS Commercial Mortgage Trust 2012-C1, D 144A 5.755%, 5/10/45(3)(4)	250	188
VCAT LLC
2019-NPL2, A1 144A 3.573%, 11/25/49(3)(4)	247	246
2020-NPL1, A1 144A 3.671%, 8/25/50(3)(4)	284	287
Vericrest Opportunity Loan Trust 2019-NPL2, A1 144A 3.967%, 2/25/49(3)(4)	258	259
Vericrest Opportunity Loan Trust LXXXV LLC 2020-NPL1, A1A 144A 3.228%, 1/25/50(3)(4)	782	784
Verus Securitization Trust
2018-2, B1 144A 4.426%, 6/1/58(3)(4)	625	651
2018-3, A1 144A 4.108%, 10/25/58(3)(4)	250	257
2019-INV1, A1 144A 3.402%, 12/25/59(3)(4)	318	327

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Visio Trust 2020-1R, A2 144A 1.567%, 11/25/55(3)	$265	$ 265
Wells Fargo Commercial Mortgage Trust 2014-C24, AS 3.931%, 11/15/47	160	163
Wells Fargo Mortgage Backed Securities Trust 2020-4, A1 144A 3.000%, 7/25/50(3)(4)	384	395
		36,497

Total Mortgage-Backed Securities (Identified Cost $36,861)		37,503

Asset-Backed Securities—5.0%
Auto Floor Plan—0.1%
NextGear Floorplan Master Owner Trust 2018-1A, A2 144A 3.220%, 2/15/23(3)	355	357
Automobiles—2.2%
ACC Trust
2019-1, A 144A 3.750%, 5/20/22(3)	70	71
2019-1, B 144A 4.470%, 10/20/22(3)	280	281
American Credit Acceptance Receivables Trust
2018-3, C 144A 3.750%, 10/15/24(3)	171	173
2019-2, C 144A 3.170%, 6/12/25(3)	340	346
	Par Value	Value

Automobiles—continued
Avid Automobile Receivables Trust 2019-1, C 144A 3.140%, 7/15/26(3)	$375	$381
Avis Budget Rental Car Funding AESOP LLC 2018-1A, A 144A 3.700%, 9/20/24(3)	750	789
Capital Auto Receivables Asset Trust 2017-1, D 144A 3.150%, 2/20/25(3)	380	386
Carvana Auto Receivables Trust 2019-3A, D 144A 3.040%, 4/15/25(3)	345	356
CPS Auto Receivables Trust 2020-B, C 144A 3.300%, 4/15/26(3)	660	686
Drive Auto Receivables Trust 2019-4, C 2.510%, 11/17/25	350	357
DT Auto Owner Trust 2019-2A, B 144A 2.990%, 4/17/23(3)	340	344
Exeter Automobile Receivables Trust
2019-1A, D 144A 4.130%, 12/16/24(3)	330	344
2019-2A, C 144A 3.300%, 3/15/24(3)	345	353
2019-4A, C 144A 2.440%, 9/16/24(3)	415	423
GLS Auto Receivables Issuer Trust 2020-3A, E 144A 4.310%, 7/15/27(3)	695	720

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Automobiles—continued
GLS Auto Receivables Trust
2017-1A, C 144A 3.500%, 7/15/22(3)	$252	$ 253
2018-3A, C 144A 4.180%, 7/15/24(3)	515	535
Hertz Vehicle Financing II LP 2019-1A, A 144A 3.710%, 3/25/23(3)	80	80
OneMain Direct Auto Receivables Trust 2018-1A, C 144A 3.850%, 10/14/25(3)	305	313
Prestige Auto Receivables Trust
2017-1A, C 144A 2.810%, 1/17/23(3)	397	399
2019-1A, D 144A 3.010%, 8/15/25(3)	345	356
Skopos Auto Receivables Trust 2019-1A, C 144A 3.630%, 9/16/24(3)	345	353
Tricolor Auto Securitization Trust 2018-2A, B 144A 4.760%, 2/15/22(3)	49	49
United Auto Credit Securitization Trust
2019-1, D 144A 3.470%, 8/12/24(3)	340	346
2019-1, E 144A 4.290%, 8/12/24(3)	305	311
Veros Automobile Receivables Trust
2018-1, B 144A 4.050%, 2/15/24(3)	41	41
2020-1, B 144A 2.190%, 6/16/25(3)	665	670
		9,716

	Par Value	Value

Consumer Loans—0.1%
Republic Finance Issuance Trust 2020-A, A 144A 2.470%, 11/20/30(3)	$475	$ 479
Credit Card—0.1%
Genesis Private Label Amortizing Trust 2020-1, B 144A 2.830%, 7/20/30(3)	325	327
Equipment—0.3%
BCC Funding XVII LLC 2020-1, D 144A 4.890%, 9/22/25(3)	590	590
Dext ABS LLC 2020-1, D 144A 7.210%, 2/15/28(3)	475	474
NMEF Funding LLC 2019-A, A 144A 2.730%, 8/17/26(3)	282	284
		1,348

Other—2.2%
Amur Equipment Finance Receivables VI LLC 2018-2A, A2 144A 3.890%, 7/20/22(3)	202	206
Aqua Finance Trust
2017-A, A 144A 3.720%, 11/15/35(3)	162	167
2020-AA, D 144A 7.150%, 7/17/46(3)	480	502
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(3)	584	596
Business Jet Securities LLC
2019-1, A 144A 4.212%, 7/15/34(3)	285	291

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Other—continued
2020-1A, A 144A 2.981%, 11/15/35(3)	$418	$423
BXG Receivables Note Trust 2020-A, B 144A 2.490%, 2/28/36(3)	568	571
Conn’s Receivables Funding LLC 2020-A, B 144A 4.270%, 6/16/25(3)	475	476
Diamond Resorts Owner Trust 2017-1A, A 144A 3.270%, 10/22/29(3)	105	107
Foundation Finance Trust 2019-1A, A 144A 3.860%, 11/15/34(3)	385	398
FREED ABS Trust
2019-1, B 144A 3.870%, 6/18/26(3)	253	256
2019-2, B 144A 3.190%, 11/18/26(3)	315	318
Hardee’s Funding LLC 2020-1A, A2 144A 3.981%, 12/20/50(3)	600	607
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(3)	660	705
Lendmark Funding Trust 2018-2A, A 144A 4.230%, 4/20/27(3)	345	353
Mariner Finance Issuance Trust 2020-AA, A 144A 2.190%, 8/21/34(3)	595	603
MVW LLC 2019-2A, A 144A 2.220%, 10/20/38(3)	316	325
Oasis LLC 2020-2A, A 144A 4.262%, 5/15/32(3)	431	432
	Par Value	Value

Other—continued
Octane Receivables Trust
2019-1A, A 144A 3.160%, 9/20/23(3)	$324	$ 328
2020-1A, B 144A 1.980%, 6/20/25(3)	710	714
Oportun Funding VIII LLC 2018-A, A 144A 3.610%, 3/8/24(3)	315	315
Orange Lake Timeshare Trust 2019-A, B 144A 3.360%, 4/9/38(3)	252	257
Regional Management Issuance Trust 2018-2, A 144A 4.560%, 1/18/28(3)	295	298
Small Business Lending Trust 2019-A, A 144A 2.850%, 7/15/26(3)	108	108
Upgrade Master Pass-Through-Trust 2019-ST1, A 144A 4.000%, 7/15/25(3)	199	200
VSE VOI Mortgage LLC 2016-A, A 144A 2.540%, 7/20/33(3)	100	100
		9,656

Student Loan—0.0%
Commonbond Student Loan Trust 2019-AGS, A1 144A 2.540%, 1/25/47(3)	286	292
Total Asset-Backed Securities (Identified Cost $21,748)		22,175

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Corporate Bonds and Notes—27.5%
Communication Services—3.2%
Altice France Holding S.A. 144A 6.000%, 2/15/28(3)	$400	$406
Altice France S.A.
144A 7.375%, 5/1/26(3)	315	331
144A 5.125%, 1/15/29(3)	300	310
ANGI Group LLC 144A 3.875%, 8/15/28(3)	360	356
Baidu, Inc. 3.425%, 4/7/30	275	306
Cable Onda S.A. 144A 4.500%, 1/30/30(3)	600	654
Cars.com, Inc. 144A 6.375%, 11/1/28(3)	365	377
CCO Holdings LLC
144A 4.750%, 3/1/30(3)	520	551
144A 4.500%, 8/15/30(3)	140	148
Cincinnati Bell, Inc. 144A 7.000%, 7/15/24(3)	470	486
Clear Channel Worldwide Holdings, Inc.
9.250%, 2/15/24	66	66
144A 5.125%, 8/15/27(3)	105	106
Consolidated Communications, Inc. 144A 6.500%, 10/1/28(3)	265	287
CSC Holdings LLC
144A 5.750%, 1/15/30(3)	410	442
144A 4.125%, 12/1/30(3)	300	310
144A 4.625%, 12/1/30(3)	200	205
Diamond Sports Group LLC
144A 5.375%, 8/15/26(3)	290	225
	Par Value	Value

Communication Services—continued
144A 6.625%, 8/15/27(3)	$525	$301
DISH DBS Corp.
5.875%, 7/15/22	275	289
5.000%, 3/15/23	205	213
7.750%, 7/1/26	165	188
Frontier Communications Corp. 144A 6.750%, 5/1/29(3)	415	430
iHeartCommunications, Inc. 8.375%, 5/1/27	238	252
Level 3 Financing, Inc.
144A 4.250%, 7/1/28(3)	185	191
144A 3.625%, 1/15/29(3)	310	310
Live Nation Entertainment, Inc.
144A 5.625%, 3/15/26(3)	235	238
144A 4.750%, 10/15/27(3)	125	123
McGraw-Hill Global Education Holdings LLC Senior Unsecured Notes 144A 7.875%, 5/15/24(3)	440	392
Meredith Corp. 6.875%, 2/1/26	370	368
Nexstar Broadcasting, Inc. 144A 4.750%, 11/1/28(3)	360	370
Northwest Fiber LLC 144A 10.750%, 6/1/28(3)	220	249
Outfront Media Capital LLC 144A 6.250%, 6/15/25(3)	445	473
Radiate Holdco LLC
144A 4.500%, 9/15/26(3)	80	83

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Communication Services—continued
144A 6.500%, 9/15/28(3)	$280	$ 298
Sprint Corp. 7.875%, 9/15/23	350	403
Sprint Spectrum Co. LLC
144A 3.360%, 9/20/21(3)	50	51
144A 5.152%, 3/20/28(3)	385	447
Telesat Canada 144A 6.500%, 10/15/27(3)	705	726
Tencent Holdings Ltd. 144A 3.975%, 4/11/29(3)	695	790
TripAdvisor, Inc. 144A 7.000%, 7/15/25(3)	200	215
Twitter, Inc. 144A 3.875%, 12/15/27(3)	525	549
Univision Communications, Inc. 144A 6.625%, 6/1/27(3)	125	133
Virgin Media Finance plc 144A 5.000%, 7/15/30(3)	300	314
		13,962

Consumer Discretionary—3.4%
Alibaba Group Holding Ltd. 3.400%, 12/6/27	645	725
American Axle & Manufacturing, Inc. 6.500%, 4/1/27	375	392
American Builders & Contractors Supply Co., Inc. 144A 4.000%, 1/15/28(3)	565	586
Aramark Services, Inc. 144A 6.375%, 5/1/25(3)	440	469
Aston Martin Capital Holdings Ltd. 144A 10.500%, 11/30/25(3)	310	322
	Par Value	Value

Consumer Discretionary—continued
Block Financial LLC 3.875%, 8/15/30	$670	$721
Caesars Entertainment, Inc.
144A 6.250%, 7/1/25(3)	135	144
144A 8.125%, 7/1/27(3)	135	148
Caesars Resort Collection LLC 144A 5.750%, 7/1/25(3)	15	16
Carnival Corp.
144A 11.500%, 4/1/23(3)	90	102
144A 7.625%, 3/1/26(3)	55	58
Carvana Co.
144A 5.625%, 10/1/25(3)	190	191
144A 5.875%, 10/1/28(3)	190	193
Clarios Global LP 144A 8.500%, 5/15/27(3)	260	280
Cooper-Standard Automotive, Inc. 144A 13.000%, 6/1/24(3)	335	379
Dana, Inc. 5.375%, 11/15/27	452	481
Dave & Buster’s, Inc. 144A 7.625%, 11/1/25(3)	65	67
Downstream Development Authority of the Quapaw Tribe of Oklahoma 144A 10.500%, 2/15/23(3)	385	370
Expedia Group, Inc.
144A 6.250%, 5/1/25(3)	430	491
144A 7.000%, 5/1/25(3)	45	49
FirstCash, Inc. 144A 4.625%, 9/1/28(3)	300	308

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
Ford Motor Co. 9.000%, 4/22/25	$449	$546
Ford Motor Credit Co. LLC 4.125%, 8/17/27	285	295
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(3)	400	362
General Motors Co. 6.800%, 10/1/27	405	520
Golden Nugget, Inc. 144A 8.750%, 10/1/25(3)	320	322
Hanesbrands, Inc. 144A 5.375%, 5/15/25(3)	475	506
KAR Auction Services, Inc. 144A 5.125%, 6/1/25(3)	465	479
Lear Corp. 3.800%, 9/15/27	550	607
M/I Homes, Inc. 4.950%, 2/1/28	475	500
Marriott Ownership Resorts, Inc. 4.750%, 1/15/28	375	378
MGM Growth Properties Operating Partnership LP
5.750%, 2/1/27	305	340
144A 4.625%, 6/15/25(3)	65	69
Nissan Motor Co. Ltd. 144A 4.810%, 9/17/30(3)	600	662
PulteGroup, Inc. 7.875%, 6/15/32	235	351
Royal Caribbean Cruises Ltd. 144A 9.125%, 6/15/23(3)	80	87
Scientific Games International, Inc.
144A 8.250%, 3/15/26(3)	290	311
	Par Value	Value

Consumer Discretionary—continued
144A 7.000%, 5/15/28(3)	$115	$ 120
Station Casinos LLC 144A 4.500%, 2/15/28(3)	390	384
Under Armour, Inc. 3.250%, 6/15/26	360	360
Vista Outdoor, Inc. 5.875%, 10/1/23	315	317
Weekley Homes LLC 144A 4.875%, 9/15/28(3)	545	570
Wynn Macau Ltd. 144A 5.625%, 8/26/28(3)	350	357
		14,935

Consumer Staples—0.8%
Albertsons Cos., Inc. 144A 4.625%, 1/15/27(3)	585	617
Altria Group, Inc. 4.800%, 2/14/29	615	736
Bacardi Ltd. 144A 4.700%, 5/15/28(3)	390	451
BAT Capital Corp. 4.906%, 4/2/30	500	601
Chobani LLC 144A 7.500%, 4/15/25(3)	665	695
Kraft Heinz Foods Co. 144A 3.875%, 5/15/27(3)	400	433
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(3)	215	219
		3,752

Energy—4.1%
Aker BP ASA 144A 2.875%, 1/15/26(3)	470	471
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(3)	485	367

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Energy—continued
Antero Midstream Partners LP 144A 5.750%, 1/15/28(3)	$460	$414
Apache Corp. 4.625%, 11/15/25	355	369
Blue Racer Midstream LLC 144A 6.625%, 7/15/26(3)	335	315
BP Capital Markets plc 4.875% (5)	465	513
Callon Petroleum Co. 6.125%, 10/1/24	124	53
Cheniere Energy Partners LP 5.625%, 10/1/26	300	313
Cheniere Energy, Inc. 144A 4.625%, 10/15/28(3)	225	233
Cimarex Energy Co. 4.375%, 3/15/29	555	625
Citgo Holding, Inc. 144A 9.250%, 8/1/24(3)	190	170
Citgo Petroleum Corp. 144A 7.000%, 6/15/25(3)	225	219
Concho Resources, Inc. 2.400%, 2/15/31	730	762
Continental Resources, Inc. 4.375%, 1/15/28	395	393
CrownRock LP 144A 5.625%, 10/15/25(3)	405	412
EQM Midstream Partners LP
144A 6.000%, 7/1/25(3)	120	128
144A 6.500%, 7/1/27(3)	140	154
Geopark Ltd. 144A 6.500%, 9/21/24(3)	320	326
	Par Value	Value

Energy—continued
HollyFrontier Corp. 5.875%, 4/1/26	$520	$565
KazMunayGas National Co., JSC
144A 4.750%, 4/19/27(3)	425	489
144A 6.375%, 10/24/48(3)	355	504
Kinder Morgan Energy Partners LP 7.500%, 11/15/40	440	627
Kinder Morgan, Inc. 7.750%, 1/15/32	25	36
Lukoil International Finance BV 144A 4.563%, 4/24/23(3)	225	241
Mesquite Energy, Inc. 144A 7.250%, 2/15/23(3)	105	1
Northriver Midstream Finance LP 144A 5.625%, 2/15/26(3)	340	345
NuStar Logistics LP 6.375%, 10/1/30	130	141
Occidental Petroleum Corp.
2.700%, 8/15/22	115	113
5.875%, 9/1/25	240	242
3.500%, 8/15/29	220	193
6.625%, 9/1/30	240	251
Odebrecht Oil & Gas Finance Ltd. 144A 0.000% (3)(5)	26	— (6)
Parsley Energy LLC 144A 4.125%, 2/15/28(3)	345	362
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	465	399
Pertamina Persero PT 144A 6.450%, 5/30/44(3)	660	903

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Energy—continued
Petrobras Global Finance B.V. 5.600%, 1/3/31	$735	$ 832
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(1)(3)	665	22
Petroleos Mexicanos
6.875%, 8/4/26	400	412
6.500%, 3/13/27	295	297
5.950%, 1/28/31	835	777
7.690%, 1/23/50	265	245
6.350%, 2/12/48	280	234
Petronas Capital Ltd. 144A 3.500%, 4/21/30(3)	375	429
Plains All American Pipeline LP 3.800%, 9/15/30	565	590
Sabine Pass Liquefaction LLC 4.200%, 3/15/28	335	377
Sinopec Group Overseas Development 2017 Ltd. 144A 3.625%, 4/12/27(3)	375	411
Sunoco LP 144A 4.500%, 5/15/29(3)	555	574
Targa Resources Partners LP
5.875%, 4/15/26	400	421
144A 4.875%, 2/1/31(3)	120	128
Transocean Guardian Ltd. 144A 5.875%, 1/15/24(3)	86	68
Transocean, Inc. 144A 11.500%, 1/30/27(3)	40	21
USA Compression Partners LP 6.875%, 4/1/26	225	233
WPX Energy, Inc. 4.500%, 1/15/30	580	601
		18,321

	Par Value	Value

Financials—4.1%
Acrisure LLC
144A 8.125%, 2/15/24(3)	$110	$115
144A 7.000%, 11/15/25(3)	670	687
AerCap Ireland Capital DAC 3.650%, 7/21/27	305	316
Allstate Corp. (The) Series B 5.750%, 8/15/53	554	594
Athene Global Funding 144A 2.450%, 8/20/27(3)	720	737
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	395	454
Banco de Bogota S.A. 144A 6.250%, 5/12/26(3)	250	284
Bancolombia S.A. 4.625%, 12/18/29	200	206
Bank of Montreal 3.803%, 12/15/32	426	482
Bank of New York Mellon Corp. (The) Series G 4.700% (5)	530	579
BBVA Bancomer S.A. 144A 5.125%, 1/18/33(3)	485	508
Brighthouse Financial, Inc.
3.700%, 6/22/27	91	99
5.625%, 5/15/30	440	540
Brightsphere Investment Group, Inc. 4.800%, 7/27/26	395	424
Capital One Financial Corp. 3.750%, 7/28/26	655	729

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Financials—continued
Charles Schwab Corp. (The) Series G 5.375% (5)	$ 578	$ 644
Citadel LP 144A 4.875%, 1/15/27(3)	525	571
Discover Bank 4.682%, 8/9/28	475	504
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	350	355
Fairfax Financial Holdings Ltd. 4.850%, 4/17/28	535	594
Goldman Sachs Group, Inc. (The) 3.850%, 1/26/27	565	646
ICAHN Enterprises LP 6.250%, 5/15/26	465	486
Intercorp Peru Ltd. 144A 3.875%, 8/15/29(3)	630	644
Jefferies Group LLC 4.850%, 1/15/27	300	350
JPMorgan Chase & Co. 2.956%, 5/13/31	1,130	1,229
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(3)	320	296
Lincoln National Corp. (3 month LIBOR + 2.040%) 2.258%, 4/20/67(4)	130	95
MetLife, Inc. Series G 3.850% (5)	435	451
Navient Corp. 6.750%, 6/25/25	510	549
NMI Holdings, Inc. 144A 7.375%, 6/1/25(3)	195	216
OneMain Finance Corp. 7.125%, 3/15/26	290	334
Prudential Financial, Inc.
5.875%, 9/15/42	440	471
	Par Value	Value

Financials—continued
5.625%, 6/15/43	$400	$ 430
Santander Holdings USA, Inc. 4.400%, 7/13/27	435	493
Synovus Financial Corp. 5.900%, 2/7/29	249	267
Toronto-Dominion Bank (The) 3.625%, 9/15/31	665	749
Voya Financial, Inc. 5.650%, 5/15/53	445	473
Wells Fargo & Co. Series S 5.900% (5)	530	560
		18,161

Health Care—2.2%
Advanz Pharma Corp., Ltd. 8.000%, 9/6/24	77	76
Akumin, Inc. 144A 7.000%, 11/1/25(3)	375	385
Avantor Funding, Inc. 144A 4.625%, 7/15/28(3)	45	47
Bausch Health Americas, Inc.
144A 9.250%, 4/1/26(3)	90	100
144A 8.500%, 1/31/27(3)	270	297
Bausch Health Cos., Inc. 144A 7.000%, 1/15/28(3)	390	420
Centene Corp. 4.625%, 12/15/29	270	296
Cheplapharm Arzneimittel GmbH 144A 5.500%, 1/15/28(3)	400	414
Community Health Systems, Inc. 144A 6.625%, 2/15/25(3)	305	310

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Health Care—continued
DaVita, Inc. 144A 3.750%, 2/15/31(3)	$340	$339
Encompass Health Corp. 4.500%, 2/1/28	440	460
Endo Dac
144A 9.500%, 7/31/27(3)	94	103
144A 6.000%, 6/30/28(3)	119	94
HCA, Inc. 5.375%, 2/1/25	170	190
Herbalife Nutrition Ltd. 144A 7.875%, 9/1/25(3)	475	521
Jaguar Holding Co. II 144A 5.000%, 6/15/28(3)	220	235
Legacy LifePoint Health LLC
144A 6.750%, 4/15/25(3)	5	5
144A 4.375%, 2/15/27(3)	250	251
LifePoint Health, Inc. 144A 5.375%, 1/15/29(3)	130	130
Ortho-Clinical Diagnostics, Inc.
144A 7.375%, 6/1/25(3)	245	262
144A 7.250%, 2/1/28(3)	90	96
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(3)	172	186
Perrigo Finance Unlimited Co. 4.375%, 3/15/26	550	613
Royalty Pharma plc 144A 2.200%, 9/2/30(3)	445	450
Select Medical Corp. 144A 6.250%, 8/15/26(3)	305	326
	Par Value	Value

Health Care—continued
Surgery Center Holdings, Inc.
144A 6.750%, 7/1/25(3)	$400	$ 406
144A 10.000%, 4/15/27(3)	135	148
Syneos Health, Inc. 144A 3.625%, 1/15/29(3)	80	81
Tenet Healthcare Corp.
144A 5.125%, 11/1/27(3)	201	210
144A 7.500%, 4/1/25(3)	50	55
Teva Pharmaceutical Finance Netherlands III B.V.
7.125%, 1/31/25	470	514
3.150%, 10/1/26	215	204
Universal Health Services, Inc. 144A 2.650%, 10/15/30(3)	731	753
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(3)	590	606
		9,583

Industrials—3.2%
Alaska Airlines Pass-Through-Trust 144A 4.800%, 8/15/27(3)	580	626
Allied Universal Holdco LLC 144A 6.625%, 7/15/26(3)	610	656
American Airlines, Inc. 144A 11.750%, 7/15/25(3)	625	691
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(3)	610	642
Aviation Capital Group LLC 144A 3.500%, 11/1/27(3)	605	577

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Industrials—continued
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(3)	$335	$346
Boeing Co. (The)
5.150%, 5/1/30	365	428
3.750%, 2/1/50	205	207
5.930%, 5/1/60	147	200
Bombardier, Inc. 144A 8.750%, 12/1/21(3)	345	354
Cornerstone Building Brands, Inc. 144A 6.125%, 1/15/29(3)	455	480
CoStar Group, Inc. 144A 2.800%, 7/15/30(3)	593	621
CP Atlas Buyer, Inc. 144A 7.000%, 12/1/28(3)	255	264
DP World plc 144A 6.850%, 7/2/37(3)	340	449
Flowserve Corp. 3.500%, 10/1/30	755	790
Fortress Transportation & Infrastructure Investors LLC 144A 9.750%, 8/1/27(3)	65	74
GFL Environmental, Inc.
144A 8.500%, 5/1/27(3)	72	80
144A 4.000%, 8/1/28(3)	240	239
Hawaiian Airlines Pass-Through Certificates 2013-1, B 4.950%, 1/15/22	471	419
Hillenbrand, Inc. 5.000%, 9/15/26	535	585
Howmet Aerospace, Inc. 6.875%, 5/1/25	240	280
Norwegian Air Shuttle ASA Pass-Through Trust 2016-1, A 144A 4.875%, 5/10/28(3)	430	322
	Par Value	Value

Industrials—continued
Oshkosh Corp.
4.600%, 5/15/28	$492	$ 577
3.100%, 3/1/30	195	210
PriSo Acquisition Corp. 144A 9.000%, 5/15/23(3)	375	376
Signature Aviation US Holdings, Inc. 144A 4.000%, 3/1/28(3)	445	446
Spirit AeroSystems, Inc.
3.950%, 6/15/23	270	261
144A 5.500%, 1/15/25(3)	355	377
Standard Industries, Inc. 144A 4.375%, 7/15/30(3)	460	486
Stanley Black & Decker, Inc. 4.000%, 3/15/60	552	585
Titan Acquisition Ltd. 144A 7.750%, 4/15/26(3)	250	259
TransDigm, Inc. 5.500%, 11/15/27	535	552
Uber Technologies, Inc. 144A 7.500%, 5/15/25(3)	535	571
		14,030

Information Technology—1.9%
Banff Merger Sub, Inc. 144A 9.750%, 9/1/26(3)	255	273
Black Knight InfoServ LLC 144A 3.625%, 9/1/28(3)	395	400
Broadcom, Inc. 4.150%, 11/15/30	580	673
Citrix Systems, Inc. 3.300%, 3/1/30	720	773
Dell International LLC 144A 8.100%, 7/15/36(3)	340	490
HP, Inc. 3.400%, 6/17/30	725	795

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Information Technology—continued
J2 Global, Inc. 144A 4.625%, 10/15/30(3)	$345	$ 358
Leidos, Inc. 144A 2.300%, 2/15/31(3)	655	665
Microchip Technology, Inc. 144A 4.250%, 9/1/25(3)	470	493
Motorola Solutions, Inc.
4.600%, 2/23/28	412	488
4.600%, 5/23/29	10	12
NCR Corp. 144A 5.250%, 10/1/30(3)	60	63
Open Text Holdings, Inc. 144A 4.125%, 2/15/30(3)	450	473
Science Applications International Corp. 144A 4.875%, 4/1/28(3)	575	607
Veritas US, Inc. 144A 7.500%, 9/1/25(3)	460	464
ViaSat, Inc. 144A 5.625%, 9/15/25(3)	515	524
VMware, Inc.
3.900%, 8/21/27	175	196
4.700%, 5/15/30	235	287
Xerox Holdings Corp. 144A 5.500%, 8/15/28(3)	400	414
		8,448

Materials—2.0%
ARD Finance S.A. PIK 144A 6.500%, 6/30/27(3)(7)	460	485
Avient Corp. 144A 5.750%, 5/15/25(3)	550	588
Chemours Co. (The) 144A 5.750%, 11/15/28(3)	335	341
Cleveland-Cliffs, Inc. 144A 6.750%, 3/15/26(3)	170	183
	Par Value	Value

Materials—continued
Equate Petrochemical BV 144A 4.250%, 11/3/26(3)	$645	$703
Hecla Mining Co. 7.250%, 2/15/28	360	388
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(3)	300	305
Inversiones CMPC S.A. 144A 3.850%, 1/13/30(3)	595	657
Kaiser Aluminum Corp.
144A 6.500%, 5/1/25(3)	40	43
144A 4.625%, 3/1/28(3)	405	418
Kraton Polymers LLC 144A 7.000%, 4/15/25(3)	412	425
Mauser Packaging Solutions Holding Co. 144A 7.250%, 4/15/25(3)	405	407
Novelis Corp. 144A 4.750%, 1/30/30(3)	330	350
Nutrition & Biosciences, Inc. 144A 2.300%, 11/1/30(3)	480	493
Olin Corp. 5.625%, 8/1/29	410	441
Schweitzer-Mauduit International, Inc. 144A 6.875%, 10/1/26(3)	505	538
Syngenta Finance N.V. 144A 4.441%, 4/24/23(3)	230	243
Teck Resources Ltd. 6.125%, 10/1/35	425	536
TPC Group, Inc. 144A 10.500%, 8/1/24(3)	240	192

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Materials—continued
Trident TPI Holdings, Inc.
144A 9.250%, 8/1/24(3)	$260	$ 277
144A 6.625%, 11/1/25(3)	375	375
United States Steel Corp. 144A 12.000%, 6/1/25(3)	445	508
		8,896

Real Estate—1.3%
EPR Properties 4.750%, 12/15/26	570	574
ESH Hospitality, Inc. 144A 4.625%, 10/1/27(3)	475	482
GLP Capital LP
5.250%, 6/1/25	225	250
5.750%, 6/1/28	277	323
5.300%, 1/15/29	160	184
Iron Mountain, Inc. 144A 4.875%, 9/15/29(3)	615	639
iStar, Inc. 4.250%, 8/1/25	440	428
MPT Operating Partnership LP
5.000%, 10/15/27	320	339
4.625%, 8/1/29	130	139
3.500%, 3/15/31	360	366
Office Properties Income Trust 4.500%, 2/1/25	490	508
Service Properties Trust
7.500%, 9/15/25	105	117
4.950%, 2/15/27	320	305
4.375%, 2/15/30	215	202
Spirit Realty LP 3.200%, 2/15/31	625	653
	Par Value	Value

Real Estate—continued
Uniti Group LP 8.250%, 10/15/23	$240	$ 240
		5,749

Utilities—1.3%
American Electric Power Co., Inc. 2.300%, 3/1/30	586	610
CMS Energy Corp. 4.750%, 6/1/50	570	626
DPL, Inc. 4.350%, 4/15/29	430	483
Edison International 4.125%, 3/15/28	595	651
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(3)	475	486
Ferrellgas Partners LP 8.625%, 6/15/20(1)	50	6
National Fuel Gas Co. 5.500%, 1/15/26	475	533
Perusahaan Listrik Negara PT 144A 4.125%, 5/15/27(3)	855	946
PG&E Corp. 5.250%, 7/1/30	260	283
Talen Energy Supply LLC
144A 7.250%, 5/15/27(3)	70	74
144A 6.625%, 1/15/28(3)	405	414
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(3)	385	430

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Utilities—continued
Texas Competitive Electric Holdings Co. 144A 11.500%, 10/1/20(3)(8)	$125	$ —
		5,542

Total Corporate Bonds and Notes (Identified Cost $115,838)		121,379

Leveraged Loans(4)—6.6%
Aerospace—0.3%
AI Convoy (Luxembourg) S.a.r.l. Tranche B (3 month LIBOR + 3.500%) 4.500%, 1/18/27	403	401
Amentum Government Services Holdings LLC First Lien, Tranche 2 (3 month LIBOR + 4.750%) 0.000%, 1/29/27(9)	285	282
Mileage Plus Holdings, LLC (3 month LIBOR + 5.250%) 6.250%, 6/20/27	400	412
TransDigm, Inc.
Tranche E (1 month LIBOR + 2.250%) 2.398%, 5/30/25	181	175
Tranche F (1 month LIBOR + 2.250%) 2.396%, 12/9/25	110	107
		1,377

Chemicals—0.1%
Aruba Investments Holdings LLC First Lien (3 month LIBOR + 4.000%) 0.000%, 10/28/27(9)	265	263
	Par Value	Value

Chemicals—continued
Innophos Holdings, Inc. (1 month LIBOR + 3.500%) 3.646%, 2/4/27	$323	$321
		584

Consumer Durables—0.1%
Weber-Stephen Products LLC Tranche B (1 month LIBOR + 3.250%) 4.000%, 10/30/27	260	259
Consumer Non-Durables—0.5%
American Greetings Corp. (1 month LIBOR + 4.500%) 5.500%, 4/6/24	217	213
Diamond (BC) B.V.
(1 month LIBOR + 3.000%) 3.214%, 9/6/24	636	622
(1 month LIBOR + 5.000%) 6.000%, 9/6/24	130	129
Kronos Acquisition Holdings, Inc. Tranche B-3 (1 month LIBOR + 4.000%) 5.000%, 5/15/23	354	353
Parfums Holding Co., Inc. First Lien (3 month LIBOR + 4.000%) 4.000%, 6/30/24	336	329
Rodan & Fields LLC (1 month LIBOR + 4.000%) 4.141%, 6/16/25	303	233

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Consumer Non-Durables—continued
ZEP, Inc. First Lien (3 month LIBOR + 4.000%) 0.000%, 8/12/24(9)	$405	$ 380
		2,259

Energy—0.3%
Citgo Petroleum Corp. 2019, Tranche B (3 month LIBOR + 5.000%) 6.000%, 3/27/24	278	265
Fieldwood Energy LLC First Lien (3 month PRIME + 4.250%) 7.500%, 4/11/22(10)	685	153
Hamilton Projects Acquiror LLC (3 month LIBOR + 4.750%) 5.750%, 6/17/27	314	313
Traverse Midstream Partners LLC (1 month LIBOR + 5.500%) 6.500%, 9/27/24	412	387
		1,118

Financial—0.3%
Asurion LLC Tranche B-2, Second Lien (1 month LIBOR + 6.500%) 6.646%, 8/4/25	475	477
Avolon TLB Borrower 1 US LLC Tranche B-5 (3 month LIBOR + 2.500%) 0.000%, 12/20/27(9)	190	189
Blackhawk Network Holdings, Inc. First Lien (1 month LIBOR + 3.000%) 3.146%, 6/16/25	247	237
	Par Value	Value

Financial—continued
Deerfield Dakota Holding LLC First Lien (3 month LIBOR + 3.750%) 4.750%, 4/9/27	$369	$ 368
iStar, Inc. Tranche B (1 month LIBOR + 2.750%) 2.896%, 6/28/23	201	198
		1,469

Food / Tobacco—0.3%
Arterra Wines Canada, Inc. Tranche B-1 (3 month LIBOR + 3.500%) 0.000%, 11/19/27(9)	30	30
Chobani LLC (1 month LIBOR + 3.500%) 0.000%, 10/20/27(9)	195	193
Dole Food Co., Inc. Tranche B (1 month LIBOR + 2.750%) 3.750%, 4/6/24	389	385
H-Food Holdings LLC (1 month LIBOR + 3.688%) 3.833%, 5/23/25	266	260
Milk Specialties Co. (1 month LIBOR + 4.000%) 5.000%, 8/16/23	125	123
Shearer’s Foods LLC First Lien (3 month LIBOR + 4.000%) 4.750%, 9/23/27	387	386
		1,377

Forest Prod / Containers—0.2%
BWay Holding Co. (3 month LIBOR + 3.250%) 3.480%, 4/3/24	401	381

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Forest Prod / Containers—continued
Klockner Pentaplast of America, Inc. (3 month LIBOR + 4.250%) 5.250%, 6/30/22	$479	$472
		853

Gaming / Leisure—0.6%
Affinity Gaming LLC (3 month LIBOR + 3.250%) 4.250%, 7/3/23	394	369
Carnival Corp. (1 month LIBOR + 7.500%) 8.500%, 6/30/25	95	98
CCM Merger, Inc. Tranche B (3 month LIBOR + 3.750%) 0.000%, 11/4/25(9)	195	194
Everi Payments, Inc.
(1 month LIBOR + 10.500%) 11.500%, 5/9/24	35	36
Tranche B (1 month LIBOR + 2.750%) 3.750%, 5/9/24	200	196
Gateway Casinos & Entertainment Ltd. PIK (3 month LIBOR + 3.500%) 4.500%, 3/13/25(11)	380	354
Landry’s Finance Acquisition Co. 2020 (3 month LIBOR + 12.000%) 13.000%, 10/6/23	25	28
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 3.750%, 4/29/24	522	475
Pug LLC Tranche B (1 month LIBOR + 3.500%) 3.646%, 2/12/27	526	491
	Par Value	Value

Gaming / Leisure—continued
Scientific Games International, Inc. Tranche B-5 (1 month LIBOR + 2.750%) 2.896%, 8/14/24	$176	$ 170
UFC Holdings LLC Tranche B (6 month LIBOR + 3.250%) 4.250%, 4/29/26	363	359
		2,770

Healthcare—1.1%
Accelerated Health Systems LLC (1 month LIBOR + 3.500%) 3.650%, 10/31/25	157	152
AHP Health Partners, Inc. (1 month LIBOR + 4.500%) 5.500%, 6/30/25	184	183
ASP Navigate Acquisition Corp. (3 month LIBOR + 4.500%) 5.500%, 10/6/27	175	173
Azalea TopCo, Inc. (3 month LIBOR + 4.000%) 4.750%, 7/24/26	380	375
CHG Healthcare Services, Inc. (3 month LIBOR + 3.000%) 4.000%, 6/7/23	359	355
Envision Healthcare Corp. (1 month LIBOR + 3.750%) 3.896%, 10/10/25	156	127
LifePoint Health, Inc. Tranche B, First Lien (1 month LIBOR + 3.750%) 3.896%, 11/17/25	428	422

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Healthcare—continued
Milano Acquisition Corp. Tranche B (3 month LIBOR + 4.000%) 4.750%, 10/1/27	$240	$238
Navicure, Inc.
(1 month LIBOR + 4.000%) 4.146%, 10/22/26	159	156
Tranche B (1 month LIBOR + 4.000%) 4.750%, 10/22/26	105	104
One Call Corp. First Lien (3 month LIBOR + 5.250%) 6.250%, 11/27/22	689	656
Ortho-Clinical Diagnostics, Inc. (1 month LIBOR + 3.250%) 3.390%, 6/30/25	263	257
Packaging Coordinators Midco, Inc. Tranche B (3 month LIBOR + 3.750%) 0.000%, 9/25/27(9)	85	84
Pearl Intermediate Parent LLC First Lien (1 month LIBOR + 2.750%) 2.896%, 2/14/25	540	525
Phoenix Guarantor, Inc.
Tranche B (1 month LIBOR + 3.750%) 4.250%, 3/5/26	175	174
Tranche B-1 (1 month LIBOR + 3.250%) 3.400%, 3/5/26	308	304
	Par Value	Value

Healthcare—continued
Viant Medical Holdings, Inc. First Lien (1 month LIBOR + 3.750%) 3.896%, 7/2/25	$647	$ 601
		4,886

Housing—0.1%
PriSo Acquisition Corp. Tranche B (3 month LIBOR + 3.000%) 4.000%, 5/8/22	240	240
Information Technology—0.8%
Applied Systems, Inc. Second Lien (3 month LIBOR + 7.000%) 8.000%, 9/19/25	124	124
Aston Finco S.a.r.l. First Lien (3 month LIBOR + 4.250%) 4.391%, 10/9/26	244	240
Barracuda Networks, Inc. First Lien (3 month LIBOR + 3.750%) 4.500%, 2/12/25	339	336
Boxer Parent Co., Inc. (1 month LIBOR + 4.250%) 4.396%, 10/2/25	314	310
Epicor Software Corp. Tranche B (1 month LIBOR + 4.250%) 5.250%, 7/30/27	335	335

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Greeneden US Holdings II LLC Tranche B (3 month LIBOR + 4.000%) 0.000%, 10/8/27(9)	$270	$ 269
Hyland Software, Inc. 2018 (1 month LIBOR + 3.500%) 4.250%, 7/1/24	435	433
Masergy Holdings, Inc. 2017, First Lien (3 month LIBOR + 3.250%) 0.000%, 12/15/23(9)	360	350
Sophia LP (3 month LIBOR + 3.750%) 4.500%, 10/7/27	480	476
Ultimate Software Group, Inc. (The)
2020 (3 month LIBOR + 4.000%) 4.750%, 5/4/26	485	486
Second Lien (3 month LIBOR + 6.750%) 7.500%, 5/3/27	15	15
Vertiv Group Corp. (1 month LIBOR + 3.000%) 3.149%, 3/2/27	284	279
		3,653

Manufacturing—0.5%
Alliance Laundry Systems LLC Tranche B (3 month LIBOR + 3.500%) 4.250%, 10/8/27	295	294
Backyard Acquireco, Inc. (3 month LIBOR + 4.000%) 4.750%, 9/24/27	360	360
	Par Value	Value

Manufacturing—continued
CPI Acquisition, Inc. First Lien (3 month LIBOR + 4.500%) 5.500%, 8/17/22	$282	$ 256
Filtration Group Corp. (1 month LIBOR + 3.000%) 3.146%, 3/31/25	463	454
Star US Bidco LLC (1 month LIBOR + 4.250%) 5.250%, 3/17/27	319	309
U.S. Farathane LLC Tranche B-4 (3 month LIBOR + 3.500%) 4.500%, 12/23/21	511	464
		2,137

Media / Telecom - Broadcasting—0.0%
Diamond Sports Group LLC (1 month LIBOR + 3.250%) 3.400%, 8/24/26	119	99
Media / Telecom - Cable/Wireless Video—0.1%
Intelsat Jackson Holdings S.A. Tranche B-5 8.625%, 1/2/24(10)	260	264
Radiate Holdco LLC Tranche B (1 month LIBOR + 3.500%) 4.250%, 9/25/26	68	67
		331

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Media / Telecom - Diversified Media—0.1%
UPC Broadband Holding B.V. Tranche B-1 (2 month LIBOR + 3.500%) 3.673%, 1/31/29	$235	$233
UPC Financing Partnership Tranche A-V (3 month LIBOR + 3.500%) 0.000%, 1/31/29(9)	240	237
		470

Media / Telecom - Telecommunications—0.1%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.250%) 2.396%, 3/15/27	174	169
Consolidated Communications, Inc. (3 month LIBOR + 4.750%) 5.750%, 10/2/27	215	215
Frontier Communications Corp. (3 month LIBOR + 0.048%) 0.000%, 10/8/21(9)	100	100
		484

Retail—0.2%
CNT Holdings I Corp. First Lien (6 month LIBOR + 3.750%) 4.500%, 10/18/27	285	282
Leslie’s Poolmart, Inc. Tranche B-2 (1 month LIBOR + 3.500%) 3.646%, 8/16/23	339	334
	Par Value	Value

Retail—continued
Michaels Stores, Inc. 2020, Tranche B (1 month LIBOR + 3.500%) 4.250%, 10/1/27	$146	$144
		760

Service—0.6%
Cardtronics USA, Inc. (1 month LIBOR + 4.000%) 5.000%, 6/29/27	260	259
Carlisle Food Service Products, Inc. First Lien (3 month LIBOR + 3.000%) 4.000%, 3/20/25	397	357
CSC SW Holdco, Inc. Tranche B-1 (3 month LIBOR + 3.250%) 4.250%, 11/14/22	349	344
Dun & Bradstreet Corp. (The) Tranche B (1 month LIBOR + 3.750%) 3.893%, 2/6/26	337	335
Hoya Midco LLC First Lien (6 month LIBOR + 3.500%) 4.500%, 6/30/24	113	102
NAB Holdings LLC 2018 (3 month LIBOR + 3.000%) 4.000%, 7/1/24	365	358
Pi US Mergerco, Inc. Tranche B-1 (3 month LIBOR + 3.500%) 4.500%, 1/3/25	449	443

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Par Value	Value

Service—continued
Sedgwick Claims Management Services, Inc. 2019 (1 month LIBOR + 4.000%) 4.146%, 9/3/26	$307	$ 303
TKC Holdings, Inc. First Lien (2 month LIBOR + 3.750%) 4.750%, 2/1/23	217	204
		2,705

Transportation - Automotive—0.2%
Cooper-Standard Automotive, Inc. Tranche B-1 (1 month LIBOR + 2.000%) 2.750%, 11/2/23	451	415
PAI Holdco, Inc. Tranche B (6 month LIBOR + 4.000%) 5.000%, 10/26/27	75	75
Panther BF Aggregator 2 LP First Lien (1 month LIBOR + 3.500%) 3.646%, 4/30/26	257	254
		744

Utility—0.1%
Brookfield WEC Holdings, Inc. (1 month LIBOR + 3.000%) 3.750%, 8/1/25	466	461
PG&E Corp. (3 month LIBOR + 4.500%) 5.500%, 6/23/25	95	95
		556

Total Leveraged Loans (Identified Cost $29,898)		29,131

	Shares	Value
Preferred Stocks—1.1%
Financials—1.0%
Citigroup, Inc. Series P, 5.950%	460 (12)	$ 496
Discover Financial Services Series D, 6.125%	233 (12)	257
Fifth Third Bancorp Series L, 4.500%	584 (12)	606
Huntington Bancshares, Inc. Series E, 5.700%	197 (12)	196
JPMorgan Chase & Co. Series HH, 4.600%	285 (12)	291
KeyCorp Series D, 5.000%	645 (12)	677
MetLife, Inc. Series D, 5.875%	329 (12)	371
PNC Financial Services Group, Inc. (The) Series S, 5.000%	445 (12)	485
Truist Financial Corp. Series Q, 5.100%	565 (12)	638
Zions Bancorp NA, 6.950%	17,485	495
		4,512

Industrials—0.1%
General Electric Co. Series D, 5.000%	622 (12)	554
Total Preferred Stocks (Identified Cost $4,907)		5,066

Common Stocks—81.5%
Communication Services—2.5%
Cellnex Telecom SA	176,111	11,109
Clear Channel Outdoor Holdings, Inc.(13)	2,887	4
		11,113

Consumer Discretionary—0.0%
MYT Holding LLC Class B(8)(13)	22,362	17

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Shares	Value

Energy—8.1%
Cheniere Energy, Inc.(13)	85,840	$ 4,866
Enbridge, Inc.	414,323	12,931
Frontera Energy Corp.	1,636	4
Kinder Morgan, Inc.	493,684	7,099
Pembina Pipeline Corp.	144,545	3,686
TC Energy Corp.	164,655	7,233
		35,819

Financials—0.0%
Neiman Marcus Group, Inc.(13)	368	22
Industrials—22.4%
Aena SME SA(13)	75,168	12,248
Atlantia SpA(13)	305,270	5,564
Auckland International Airport Ltd.(13)	1,104,806	6,027
Canadian Pacific Railway Ltd.	22,150	7,129
Ferrovial SA	209,474	5,827
Flughafen Zuerich AG(13)	24,365	4,124
Norfolk Southern Corp.	49,081	11,633
Sydney Airport(13)	1,524,691	7,510
Transurban Group	1,423,118	14,646
Union Pacific Corp.	75,217	15,350
Vinci SA(13)	86,891	8,862
		98,920

Real Estate—8.2%
American Tower Corp.	89,125	20,606
Crown Castle International Corp.	92,460	15,493
		36,099

Utilities—40.3%
Ameren Corp.	76,515	5,951
American Electric Power Co., Inc.	120,145	10,199
American Water Works Co., Inc.	33,000	5,062
Atmos Energy Corp.	53,185	5,100
CenterPoint Energy, Inc.	230,285	5,340
CMS Energy Corp.	109,055	6,711
Dominion Energy, Inc.	194,935	15,300
	Shares	Value

Utilities—continued
DTE Energy Co.	40,860	$ 5,141
Edison International	125,225	7,684
EDP - Energias de Portugal SA	1,199,563	6,393
Emera, Inc.	84,910	3,521
Enel SpA	630,400	6,294
Essential Utilities, Inc.	111,745	5,060
Fortis, Inc.	145,900	5,874
Iberdrola SA	567,273	7,745
National Grid plc	800,020	9,049
NextEra Energy, Inc.	320,904	23,615
NiSource, Inc.	199,100	4,818
Orsted AS 0	57,438	10,346
Public Service Enterprise Group, Inc.	155,190	9,045
Sempra Energy	92,825	11,833
Spire, Inc.	53,430	3,417
Xcel Energy, Inc.	62,374	4,202
		177,700

Total Common Stocks (Identified Cost $328,791)		359,690

Exchange-Traded Fund—0.4%
iShares JP Morgan USD Emerging Markets Bond ETF(14)	14,089	1,610
Total Exchange-Traded Fund (Identified Cost $1,609)		1,610

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(8)	2,084	2
Total Rights (Identified Cost $2)		2

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
	Shares	Value

Warrant—0.0%
Communication Services—0.0%
iHeartMedia, Inc.(8)(13)	1,228	$ 12
Total Warrant (Identified Cost $21)		12

Total Long-Term Investments—135.6% (Identified Cost $561,800)		598,922

Short-Term Investment—0.2%
Money Market Mutual Fund—0.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.010%)(14)	683,078	683
Total Short-Term Investment (Identified Cost $683)		683

TOTAL INVESTMENTS—135.8% (Identified Cost $562,483)		$ 599,605(15)
Other assets and liabilities, net—(35.8)%		(158,053)
NET ASSETS—100.0%		$ 441,552

Abbreviations:
ABS	Asset-Backed Securities
BAM	Build America Municipal Insured
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
MASTR	Morgan Stanley Structured Asset Security
PIK	Payment-in-Kind Security

Footnote Legend:
(1)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(2)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2020, these securities amounted to a value of $134,845 or 30.5% of net assets.
(4)	Variable rate security. Rate disclosed is as of November 30, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	No contractual maturity date.
(6)	Amount is less than $500.
(7)	47% of the income received was in cash and 53% was in PIK.
(8)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(9)	This loan will settle after November 30, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(10)	Security in default, interest payments are being received during the bankruptcy proceedings.
(11)	33% of the income received was in cash and 67% was in PIK.
(12)	Value shown as par value.
(13)	Non-income producing.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
(14)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(15)	All or a portion of the portfolio segregated as collateral for borrowings.

Foreign Currencies:
MXN	Mexican Peso

The following table summarizes the market value of the Fund’s investments as of November 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at November 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 22,175	$ —	$ 22,175	$—
Corporate Bonds and Notes	121,379	—	121,379	— (1)
Foreign Government Securities	20,124	—	20,124	—
Leveraged Loans	29,131	—	29,131	—
Mortgage-Backed Securities	37,503	—	37,503	—
Municipal Bonds	1,592	—	1,592	—
U.S. Government Security	638	—	638	—
Equity Securities:
Common Stocks	359,690	359,651	22	17
Preferred Stocks	5,066	495	4,571	—
Rights	2	—	—	2
Warrant	12	—	—	12
Exchange-Traded Fund	1,610	1,610	—	—
Money Market Mutual Fund	683	683	—	—
Total Investments	$599,605	$362,439	$237,135	$31

(1)	Includes internally fair valued securities currently priced at zero ($0).
Security held by the Fund with an end of period value of $12 was transferred from Level 2 to Level 3 due to a decrease in trading activities during the period.
Securities held by the Fund with an end of period value of $385 were transferred from Level 3 to Level 2 due to an increase in trading activities during the period.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended November 30, 2020.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2020
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value (Identified cost $562,483)	$ 599,605
Foreign currency at value	— (a)
Cash	2,272
Receivables
Investment securities sold	1,596
Dividends and interest	2,955
Tax reclaims	349
Prepaid Directors’ retainer	7
Prepaid expenses	4
Other assets	12
Total assets	606,800
Liabilities
Borrowings (Note 8)	159,750
Payables
Investment securities purchased	4,827
Investment advisory fees	343
Printing fees and expenses	75
Administration and accounting fees	53
Professional fees	46
Interest on borrowings (Note 8)	37
Director deferred compensation plan	12
Other accrued expenses	105
Total liabilities	165,248
Net Assets	$441,552
Net Assets Consist of:
Common stock ($0.001 par value; 500,000,000 shares authorized)	$ 47
Capital paid in on shares of beneficial interest	428,562
Total distributable earnings (accumulated losses)	12,943
Net Assets	$441,552
Net Asset Value Per Share(b)
(Net assets/shares outstanding) Shares outstanding 47,435,527	$ 9.31

(a)	Amount is less than $500.
(b)	Net Asset Value Per Share is calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF OPERATIONS
YEAR ENDED November 30, 2020
($ reported in thousands)
Investment Income
Interest	$ 11,144
Dividends	10,296
Foreign taxes withheld	(621)
Total investment income	20,819
Expenses
Investment advisory fees	4,201
Administration and accounting fees	663
Directors’ fees and expenses	381
Printing fees and expenses	278
Transfer agent fees and expenses	211
Professional fees	87
Custodian fees	9
Miscellaneous expenses	198
Total expenses before interest expense	6,028
Interest expense on borrowings (Note 8)	2,884
Total expenses after interest expense	8,912
Net investment income (loss)	11,907
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	6,891
Foreign currency transactions	(83)
Written options	(17,324)
Net change in unrealized appreciation (depreciation) on:
Investments	5,466
Foreign currency transactions	20
Written options	(278)
Net realized and unrealized gain (loss) on investments	(5,308)
Net increase (decrease) in net assets resulting from operations	$ 6,599
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Year Ended November 30, 2020	Year Ended November 30, 2019(1)
INCREASE (DECREASE) IN NET ASSETS From Operations
Net investment income (loss)	$ 11,907	$ 5,335
Net realized gain (loss)	(10,516)	31,558
Net increase from payment by affiliate	—	6
Net change in unrealized appreciation (depreciation)	5,208	(3,615)
Increase (decrease) in net assets resulting from operations	6,599	33,284
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(12,464)	(6,728)
Return of capital	(42,396)	(24,375)
Dividends and Distributions to Shareholders	(54,860)	(31,103)
From Capital Share Transactions
Issuance of common stock related to reinvestment of distributions (191,088 and 150,977 shares, respectively)	1,914	1,645
Plan of reorganization (Note 11)	—	256,119
Increase (decrease) in net assets from capital transactions	1,914	257,764
Net increase (decrease) in net assets	(46,347)	259,945
Net Assets
Beginning of period	487,899	227,954
End of period	$ 441,552	$ 487,899
Supplemental – Other Information Capital share transactions were as follows:
Common shares outstanding at beginning of period	47,244,439	21,527,388
Issuance of common stock related to reinvestment of distributions	191,088	150,977
Common shares issued from plan of reorganization (Note 11)	—	25,566,074
Common shares outstanding at end of period	47,435,527	47,244,439

(1)	On November 18, 2019, Virtus Total Return Fund, Inc. (ZF) was reorganized into the Fund (f/k/a Virtus Global Dividend & Income Fund Inc.). The activity in the table presented above is for the accounting survivor, ZF, for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. See Note 11 Plan of Reorganization in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED November 30, 2020
($ reported in thousands)
Increase (Decrease) in cash
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$ 6,599
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	339,762
(Increase) Decrease in investment securities sold receivable	1,233
Purchases of long-term investments	(274,856)
Increase (Decrease) in investment securities purchased payable	(8,878)
Net (purchases) or sales of short-term investments	9,678
Net (purchases) or sales of purchased options	11,677
Net purchases or (sales) of written options	(17,946)
Net change in unrealized (appreciation)/depreciation on investments	(5,188)
Net realized (gain)/loss on sales of investments from changes in the foreign exchange rates	64
Net realized (gain)/loss on investments	10,433
Return of capital distributions on investments	207
Amortization of premium and accretion of discounts on investments	213
Proceeds from litigation settlements	47
(Increase) Decrease in tax reclaims receivable	220
(Increase) Decrease in dividends and interest receivable	311
(Increase) Decrease in prepaid expenses	45
(Increase) Decrease in prepaid Directors’ retainer	49
Increase (Decrease) in interest payable on borrowings	11
Increase (Decrease) in affiliated expenses payable	(71)
Increase (Decrease) in non-affiliated expenses payable	(595)
Cash provided by (used for) operating activities	73,015
Cash provided by (used for) financing activities:
Cash receipts from borrowings	8,000
Cash repayment of borrowings	(33,000)
Cash distributions paid to shareholders	(52,946)
Cash provided by (used for) financing activities:	(77,946)
Net increase (decrease) in cash	(4,931)
Cash and foreign currency at beginning of period	7,203
Cash and foreign currency at end of period	$ 2,272
Supplemental cash flow information:
Reinvestment of dividends and distributions	$ 1,914
Cash paid during the period for interest expense on borrowings	2,873
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended November 30,
	2020	2019 (1)	2018 (1)	2017 (1)	2016 (1)
PER SHARE DATA:
Net asset value, beginning of period	$ 10.33	$ 11.01	$ 13.98	$ 12.25	$ 12.22
Income (loss) from investment operations:
Net investment income (loss)(2)	0.25	0.24	0.34	0.30	0.43
Net realized and unrealized gain (loss)	(0.11)	0.52	(1.81)	2.34	0.66
Payment from affiliate	—	— (3)	—	—	—
Total from investment operations	0.14	0.76	(1.47)	2.64	1.09
Dividends and Distributions to Shareholders:
Net investment income	(0.27)	(0.31)	(0.31)	(0.36)	(1.06)
Net realized gains	—	—	(0.09)	(0.60)	—
Return of capital	(0.89)	(1.13)	(1.10)	—	—
Total dividends and distributions to shareholders	(1.16)	(1.44)	(1.50)	(0.96)	(1.06)
Fund Share Transactions (Note 10)
Anti-dilutive impact of tender offers	—	—	—	0.05	—
Net asset value, end of period	$ 9.31	$ 10.33	$ 11.01	$ 13.98	$ 12.25
Market value, end of period(4)	$ 8.41	$ 10.98	$ 9.64	$ 13.33	$ 11.61
Total return, net asset value(5)	3.25%	16.67%	(10.17)%	26.37%	10.09%
Total return, market value(5)	(12.25)%	41.67%	(17.51)%	27.06%	24.37%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets(6)	2.05%	2.99% (7)	2.61%	2.55% (8)	2.33%
Ratio of total expenses after interest expense to average net assets	2.05%	2.99% (7)	2.70%	2.62% (8)	2.33%
Ratio of net investment income (loss) to average net assets	2.73%	2.20% (7)	2.75%	2.86% (8)	3.44%
Portfolio turnover rate	46%	110% (9)	46%	61%	60%
Net assets, end of period (000’s)	$441,552	$487,899	$227,954	$289,580	$126,508
Borrowings, end of period (000’s)	$159,750	$184,750	$ 84,250	$105,000	$ 47,000
Asset coverage, per $1,000 principal amount of borrowings(10)	$ 3,764	$ 3,641	$ 3,706	$ 3,758	$ 3,692

(1)	On April 3, 2017, Virtus Total Return Fund (DCA) was reorganized into the former Virtus Total Return Fund Inc. (ZF). For periods prior to April 3, 2017, the activity in the table presented above was for the accounting survivor of that reorganization, DCA. In addition, on November 18, 2019, ZF was reorganized into the Fund. For periods between April 3, 2017 and November 18, 2019, the activity in the table presented above is for ZF, and thereafter it is for the Fund. The net asset values and other per share information for periods prior to the April 3, 2017 reorganization were revised to reflect the share conversion ratio from that reorganization of 0.391206, and the net asset values and other per share information for periods between April 3, 2017 and November 18, 2019 have been revised to reflect the share conversion ratio from the later reorganization of 1.039518. See Note 11 Plan of Reorganization in the Notes to Financial Statements, for information about the 2019 reorganization.
(2)	Calculated using average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Closing Price – New York Stock Exchange.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(5)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(6)	Ratio of total expenses, before interest expense on the line of credit, was 1.38%, 1.79%, 1.63%, 1.92% and 1.87% for the years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively.
(7)	The Fund incurred certain non-recurring merger costs in 2019. When excluding these costs, the ratio of total expenses after interest expense and before expense waivers to average net assets would be 2.83%, the ratio of net expenses to average net assets would be 2.83% and the ratio of net investment income (loss) to average net assets would be 2.36%.
(8)	The Fund incurred certain non-recurring merger and tender offer costs in 2017. When excluding these costs, the ratio of total expenses after interest expense and before expense waivers and earnings credits to average net assets would be 2.41%, the ratio of net expenses to average net assets would be 2.34% and the ratio of net investment income (loss) to average net assets would be 3.07%.
(9)	Portfolio turnover increased due to repositioning of the portfolio related to the reorganization on November 18, 2019 (see Note 11).
(10)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS
November 30, 2020
Note 1. Organization
Virtus Total Return Fund Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method.
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and capital gain, if any, to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of November 30, 2020, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2017 forward (with limited exceptions).
D.	Distributions to Shareholders
Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.
The Fund has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.08 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.
E.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
F.	When-Issued Purchases and Forward Commitments (Delayed Delivery)
The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund

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NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and forward commitment securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
G.	Leveraged Loans
The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
H.	Expenses
Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies of each specific type of derivative instrument used by the Fund.
Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. During the year ended November 30, 2020, the Fund pursued an option income strategy whereby it purchased and sold out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which was designed to result in additional yield. The Fund was subject to equity price risk in the normal course of pursuing its investment objective.
When the Fund purchased an option, it paid a premium and an amount equal to that premium was recorded as an asset. When the Fund wrote an option, it received a premium and an amount equal to that premium was recorded as a liability. The asset or liability was adjusted daily to reflect the current market value of the option. Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statement of Operations.
If an option expired unexercised, the Fund realized a gain or loss to the extent of the premium received or paid. If an option was exercised, the premium received or paid was recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction was also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) from investments” in the Statement of Operations. Gain or loss from written options is presented separately as “Net realized gain (loss) from written options” in the Statement of Operations.
The risk in writing call options was that the Fund gave up the opportunity for profit if the market price of the referenced security increased and the option was exercised. The risk in writing put options was that the Fund may incur a loss if the market price of the referenced security decreased and the option was exercised. The risk in buying options was that the Fund paid a premium whether or not the option was exercised. The use of such instruments may have involved certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different

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NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
from the then-market value. However, the Fund may have limited its risk of loss when writing an option by purchasing an option similar to the one that was sold, except for the fact it was further “out-of-the-money.”
The Fund invested in derivative instruments during the period in the form of writing put/ call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments was equity risk.
The following is a summary of the Fund’s options contracts as presented in the Statement of Operations as of November 30, 2020:

Net realized gain (loss) from purchased options	$ 11,345(1)
Net realized gain (loss) from written options	(17,324)
Net change in unrealized appreciation (depreciation) on purchased options	171 (2)
Net change in unrealized appreciation (depreciation) on written options	(278)
Total realized and unrealized gain (loss) on purchased and written options	$ (6,086)

(1)	Amount included in Net realized gain (loss) from investments.
(2)	Amount included in Net change in unrealized appreciation (depreciation) on investments.
For the period December 1, 2019 through June 17, 2020, the average daily premiums paid by the Fund for purchased options were $377 and the average daily premiums received for written options by the Fund were $662. Effective June 18, 2020, the option overlay strategy employed by the Fund was removed from the Fund’s investment strategy. As a result of this change, Rampart Investment Management Company, LLC (“Rampart”), is no longer a subadviser to the Fund.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.
As compensation for its services to the Fund, the Adviser receives a fee at an annual rate of 0.70% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).
B.	Subadvisers
Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio;

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
Newfleet Asset Management LLC (“Newfleet”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the fixed income portion of the Fund’s portfolio; and prior to June 18, 2020, Rampart, an indirect, wholly-owned subsidiary of Virtus, was the subadviser of the Fund’s options overlay strategy. For the period, these three subadvisers were, in the aggregate, responsible for the day-to-day portfolio management of the Fund for which they were each paid a fee by the Adviser.
C.	Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee calculated on the Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the period ended November 30, 2020, the Fund incurred administration fees totaling $600 which are included in the Statement of Operations within the line item “Administration and accounting fees.”
D.	Directors’ Fees
For the period ended November 30, 2020, the Fund incurred Directors’ fees totaling $358 which are included in the Statement of Operations within the line item “Directors’ fees and expenses.”
E.	Director Deferred Compensation Plan
The Fund provides a deferred compensation plan for its Directors who receive compensation from the Fund. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Directors. Investments in such instruments are included in “Other assets” in the Statement of Assets and Liabilities at November 30, 2020.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, short-term investments, and written options) during the period ended November 30, 2020, were as follows:
Purchases	Sales
$258,278	$319,682
Purchases and sales of long-term U.S. Government and agency securities during the period ended November 30, 2020, were as follows:
Purchases	Sales
$16,578	$20,080

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
Note 6. Federal Income Tax Information
($ reported in thousands)
At November 30, 2020, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$563,026	$62,413	$(25,834)	$36,579
The Fund has capital loss carryovers available to offset future realized capital gains, if any, to the extent permitted by the Internal Revenue Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. The Fund’s capital loss carryovers are as follows:

Short-Term	Long-Term
$23,650	$—
For the period ended November 30, 2020, the Fund utilized $2,948 losses deferred in prior years against current year capital gains.
Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended November 30, 2020, the Fund recognized qualified late-year losses as follows:
Late Year Ordinary Losses Recognized
$ (34)
The differences between the book and tax basis distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal periods ended November 30, 2020 and 2019 was as follows:

	2020	2019
Ordinary Income	$12,464	$ 7,224
Return of Capital	42,396	26,171
Total	$54,860	$33,395

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or NAV of the Fund. As of November 30, 2020, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:
Capital Paid in on Shares of Beneficial Interest	Total Distributable Earnings (Accumulated Losses)
$ (668)	$668
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
The United Kingdom’s Financial Conduct Authority has announced a phase out of LIBOR by the end of 2021, and it is expected that LIBOR will cease to be published after that time. However, on November 30, 2020, the ICE Benchmark Administration Limited (commonly referred to as “ICE”) announced its plan to extend the date that most U.S. LIBOR values would cease being computed from December 31, 2021 to June 30, 2023. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Fund. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invest, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets, and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objectives. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.
Note 8. Borrowings
($ reported in thousands)
On November 18, 2019, the Fund amended its Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $235,000 (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees accrued for the period ended November 30, 2020 were $142 and are included in the “Interest expense on borrowings” line of the Statement of Operations. The Agreement has a term that extends until the 179th day after the date that the lender delivers a “notice of termination” to the Fund. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.
For the period ended November 30, 2020, the average daily borrowings under the Agreement and the weighted daily average interest rate were $164,332 and 1.64%, respectively. At November 30, 2020, the amount of such outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$159,750	0.85%
Note 9.  Indemnifications
Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Capital Transactions
At November 30, 2020, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 47,435,527 shares are outstanding.
Pursuant to the Board-approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 11, 2012. During the periods ended November 30, 2020 and November 30, 2019, there were no repurchases.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
Note 11. Plan of Reorganization
($ reported in thousands)
On November 1, 2019, the shareholders of the former Virtus Total Return Fund Inc. (the “Merged Fund”) and the shareholders of the Fund approved an Agreement and Plan of Reorganization (the “Reorganization”). Pursuant to the Reorganization, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Merged Fund in exchange for an equal aggregate value of the Fund’s shares. The Fund is the legal surviving entity, while the Merged Fund is the accounting survivor for purposes of financial and performance history of the Fund.
Each shareholder of the Merged Fund received shares of the Fund equal to the net asset value of their Merged Fund shares, as determined at the close of business on November 15, 2019. The Reorganization was accomplished by a tax-free exchange of shares and was effective on November 18, 2019. The share transactions associated with the Reorganization are as follows:
Merged Fund Shares Outstanding	Shares Converted of the Fund	Merged Fund Net Assets	Conversion Ratio
21,662,219	22,518,266	$233,400	1.039518
The net assets and composition of net assets for the Fund at the close of November 15, 2019, were as follows:
The Fund’s Net Assets	Common Stock ($.001 par value 500,000,000 shares authorized)	Capital paid in on shares of beneficial interest	Total distributable earnings (accumulated losses)
$256,119	$25	$279,502	$(23,408) *
*Includes net unrealized appreciation of $31,057 at the close of business on November 15, 2019.
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately after the acquisition amounted to $489,519.
Assuming the acquisition had been completed on December 1, 2018, the beginning of the annual reporting period of the Fund, the pro-forma results of operations for the period ended November 30, 2019 would have been as follows:
Net investment income (loss)	$11,647 (a)
Net realized and unrealized gain (loss) on investments	50,645 (b)
Net increase (decrease) in net assets resulting from operations	$62,292

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
(a) $5,335, as reported in the Statement of Operations, plus $6,312 Net investment income from the Fund pre-reorganization.
(b) $27,949, as reported in the Statement of Operations, plus $22,696 Net realized and change in unrealized gain (loss) on investments from the Fund pre-merger.
Because the Fund and the Merged Fund have been managed as an integrated single fund since the merger was completed, it is also not feasible to separate the income/(losses) and gains/(losses) of the Merged Fund that have been included in the Fund’s Statement of Operations since November 18, 2019.
Note 12. Regulatory Matters and Litigation
From time to time, the Fund, the Adviser, the subadvisers, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Fund and the Adviser believe that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 13. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Receivables Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities held at a premium, shortening such period to the earliest call date. This ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented the ASU 2017-08 and determined the impact of this guidance to the Fund’s net assets at the end of the period is not material.
In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following are the only subsequent events requiring recognition or disclosure in these financial statements.
On December 18, 2020, the Fund paid a distribution of $0.08 to shareholders of record on December 11, 2020. The distribution had an ex-dividend date of December 10, 2020.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
On January 11, 2021, the Fund paid a distribution of $0.08 to shareholders of record on December 31, 2020. The distribution had an ex-dividend date of January 6, 2021.
As of December 17, 2020, the Fund entered into a Master Margin Loan Agreement (the “New Agreement”) with a commercial bank (the “New Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $235,000,000 (the “New Commitment Amount”). The New Agreement replaces the Agreement discussed in Note 8. Borrowings under the New Agreement are covered by investments of the Fund. The New Agreement results in the Fund being subject to certain covenants including posting collateral. If the Fund fails to meet its covenants as required under the New Agreement, the Fund may be required to repay immediately, in part or in full, the borrowed sum, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed, and commitment fees are charged on the undrawn balance, if less than 75% of the New Commitment Amount is borrowed at a given time.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of Virtus Total Return Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Total Return Fund Inc. (the “Fund”) as of November 30, 2020, the related statements of operations and cash flows for the year ended November 30, 2020, the statements of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the five years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 21, 2021
We have served as the auditor of one or more closed-end investment companies affiliated with Virtus Investment Partners, Inc. or its predecessors since at least 1990. We have not been able to determine the specific year we began serving as auditor.

VIRTUS TOTAL RETURN FUND INC.
TAX INFORMATION NOTICE (Unaudited)
November 30, 2020
For the fiscal year ended November 30, 2020, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Fund designates the amounts below as long-term capital gains (“LTCG”) dividends taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). The actual percentage of QDI, DRD and LTCG for the calendar year will be designated in year-end tax statements.
QDI	DRD	LTCG
74.97%	39.12%	$—

CERTIFICATION
The Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES
AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is capital appreciation, with current income as a secondary objective.
Principal Strategies:
The Fund has a current target allocation of investing approximately 60% of its total assets in equity securities and 40% in fixed income.
The equity portion of the Fund invests globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries.
The fixed income portion of the Fund is designed to generate high current income and total return through the application of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets.
Principal Risks:
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Infrastructure-Related Investments: Infrastructure-related entities are subject to a variety of factors that may adversely affect their businesses or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Foreign Investing: Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES
AND PRINCIPAL RISKS (Unaudited) (Continued)
Bank Loans: Investing in loans (including floating rate loans, loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. If the loan is unsecured, there is no specific collateral on which the Fund can foreclose. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.
Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.
Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES
AND PRINCIPAL RISKS (Unaudited) (Continued)
leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Asset-Backed and Mortgage-Backed Securities: Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements. These two types of securities share many of the same risks.
The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Fund. Early payoffs in the loans underlying such securities may result in the Fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the Fund may be required to invest proceeds at lower interest rates, causing the Fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES
AND PRINCIPAL RISKS (Unaudited) (Continued)
instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Managed Distribution Plan: The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.08 per share (rate was $0.113 per share prior to June 2020). Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.
IMPORTANT NOTICE TO SHAREHOLDERS
The following disclosure provides only a summary of certain changes which have occurred during the Fund’s most recent fiscal year
On June 18, 2020, the options overlay strategy employed on the Fund was removed from the investment strategy. As a result of the change, Rampart Investment Management Company, LLC, is no longer a subadviser to the Fund.

Automatic Reinvestment and Cash Purchase Plan (Unaudited)
Virtus Total Return Fund Inc. (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.
It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Enrollment in the Reinvestment Plan
It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Fund at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.
How shares are purchased through the Reinvestment Plan
When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:
If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

Automatic Reinvestment and Cash Purchase Plan (Unaudited)(Continued)
If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.
The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.
Charges to Participate in the Plan
As a Participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.
Voluntary Cash Purchase Plan
Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006.
Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.
Automatic Monthly Investment
Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Fund by calling 1-866-270-7788.

Automatic Reinvestment and Cash Purchase Plan (Unaudited)(Continued)
Termination of Shares
Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.
Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Fund at 1-866-270-7788.
Additional Information
For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Fund at 1-866-270-7788 or visit Virtus.com.
The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan.

CONSIDERATION OF ADVISORY AND SUBADVISORY
AGREEMENTS BY THE BOARD OF DIRECTORS OF VIRTUS TOTAL
RETURN FUND INC. (ZTR) (Unaudited)
The Board of Directors (the “Board”) of Virtus Total Return Fund Inc. (formerly, Virtus Global Dividend & Income Fund Inc.) (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and each of the subadvisory agreements (the “Subadvisory Agreements”, and collectively with the Advisory Agreement, the “Agreements”) with Newfleet Asset Management, LLC (“Newfleet”) and Duff & Phelps Investment Management Company (“Duff & Phelps”) (each, a “Subadviser” and together, “Subadvisers”). At meetings held on November 3 and November 17, 2020, in a virtual meeting format in light of public health concerns regarding the spread of COVID-19 (the “Meetings”), the Board, including a majority of the Directors who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Directors”) considered and approved the continuation of each Agreement, as further discussed below.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the Subadvisers which, in the Board’s view, constituted information necessary for the Board to evaluate each of the Agreements. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from each of the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each Director may have attributed different weights to the various factors. The Independent Directors also discussed the proposed approval of the Agreements in executive sessions with their independent legal counsel at which no representatives of VIA or the Subadvisers were present.
Nature, Extent and Quality of Services
The Directors received in advance of the Meetings various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VIA and the Subadvisers to detailed requests submitted by independent legal counsel to the Independent Directors on their behalf. The Directors also previously had received presentations by VIA’s and each Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel responsible for managing the Fund; resources, operations and compliance structure of VIA and the Subadvisers; and investment process, investment strategies, personnel, compliance procedures, and overall performance of VIA and the Subadvisers.
In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Subadvisers, including: (a) VIA’s ability to select and monitor the Subadvisers; (b) VIA’s ability to provide the services necessary to monitor each Subadviser’s compliance with the Fund’s investment objectives, policies and restrictions, as well as to provide other

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF VIRTUS TOTAL RETURN FUND
INC. (ZTR) (Unaudited) (Continued)
oversight activities; and (c) VIA’s ability and willingness to identify instances in which a Subadviser should be replaced and to carry out the required changes. The Directors also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by the Subadvisers, including each Subadviser’s Form ADV, as well as information provided throughout the past year. The Board noted that each Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and each Subadviser’s management of the Fund must be carried out in accordance with the Fund’s investment objectives, policies and restrictions. The Board considered each Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the Fund. The Board considered the investment management process and strategies employed by each Subadviser, and the experience and capability of each Subadviser’s management and other personnel committed by each Subadviser to the Fund. The Board also considered: (a) the quality of each Subadviser’s regulatory and legal compliance policies, procedures and systems; and (b) each Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including the fact that neither Subadviser was currently involved in any regulatory actions, investigations or material litigation.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge Financial Solutions, Inc., an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF VIRTUS TOTAL RETURN FUND
INC. (ZTR) (Unaudited) (Continued)
The Board noted that the performance of the Fund for the period prior to the reorganization of the former Virtus Total Return Fund (“ZF”) with and into the Fund (the “Reorganization”) represented performance of ZF, as ZF was the accounting survivor in the Reorganization. The Board considered that the Fund’s performance for the year-to-date and 3-year periods ended June 30, 2020, was below the median of the Performance Universe, while the performance for the 1-, 5- and 10-year periods ended June 30, 2020, was above the median of the Performance Universe. The Board also considered that the Fund underperformed its benchmark for the year-to-date, 1- and 3-year periods ended June 30, 2020 and outperformed its benchmark for the 5- and 10-year periods ended June 30, 2020.
Management Fees and Total Expenses
The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented by management such fee included advisory fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fees. The Directors also considered the fee rates payable by accounts and funds managed by each of the Subadvisers.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
The Board noted that the Fund’s net management fees were in the first quintile of the Expense Universe, and the Fund’s net total expenses were in the second quintile of the Expense Universe.
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including each of the Subadvisers, the Board considered other benefits derived by VIA or its affiliates from their relationships with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was within a reasonable range in light of the quality of the services rendered to the Fund by VIA and its affiliates, and other factors considered.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF VIRTUS TOTAL RETURN FUND
INC. (ZTR) (Unaudited) (Continued)
In considering the profitability to each Subadviser in connection with its relationship to the Fund, the Board noted that the fees payable under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, and not by the Fund. In considering the fees payable by VIA to each of the Subadvisers, the Board noted that, because each Subadviser is an affiliate of VIA, its profitability might be directly or indirectly shared by VIA and, therefore, the Board considered the profitability of VIA and the Subadvisers together. For each of the above reasons, the Board concluded that the profitability to each of the Subadvisers and their affiliates from their relationships with the Fund was not a material factor in approval of the Subadvisory Agreements.
Economies of Scale
The Board considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.
The Board also considered the advisory fee rate in relation to the current asset size of the Fund, and whether any economies of scale exist at that size. The Board concluded that, given the Fund’s closed-end structure, no changes to the Fund’s advisory and subadvisory fee structure were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of increased leverage or some other means.
Other Factors
The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VIA, the Subadvisers and their respective affiliates as a result of their relationships with the Fund. The Board noted that an affiliate of VIA provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while each Subadviser is an affiliate of VIA, there are no other direct benefits received by the Subadvisers in providing investment advisory services to the Fund, other than the fee earned under the Subadvisory Agreements.
The Directors concluded that potential “fallout” benefits that VIA and the Subadvisers may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Fund.
Conclusion
After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Directors and Officers of the Company as of the date of the issuance of this report is set forth below. The address of each individual, unless otherwise noted, is c/o Virtus Total Return Fund Inc., One Financial Plaza, Hartford, CT 06103.
Independent Directors
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Burke, Donald C. YOB: 1960 Served Since: 2020, Class I 72 Portfolios	Retired. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2020, Class I 68 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2020, Class II 68 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios
McDaniel, Connie D. YOB: 1968 Served Since: 2020, Class III 68 Portfolios	Retired (since 2013); and Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
McLoughlin, Philip R. YOB: 1946 Served Since: 2014, Class II Chairman 72 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2020, Class III 72 Portfolios	Retired. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (54 portfolios).
Oates, James M. YOB: 1946 Served Since: 2016, Class I 68 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (54 portfolios).
Rogers, James B. Jr. YOB: 1942 Served Since: 1988,Class I 3 Portfolios	Director (since 1988), Virtus Total Return Fund Inc.; Director (1986 to 2019), the former Virtus Total Return Fund Inc.; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2018), Ananti Inc., Sirius International Insurance Group, Ltd., and Quantum Digital Asset Management Pte. Ltd; Director (2018 to 2019), Ocean Capital Advisors LLC; Director (since 2017), JSC AgroGard-Finance; Director (2016 to 2018), Crusader Resources Limited; Director (since 2014), Sinofortune Financial Holdings Limited; Director (since 2014), Phos Agro; Director (since 2012), Spanish Mountain Gold Limited; Director (since 2012), GEO Energy Resources Limited; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007), Beeland Holdings Pte Ltd.; and Chairman (since 1980), Beeland Interests (Media and Investments).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Walton, R. Keith YOB: 1964 Served Since: 2004, Class III 68 Portfolios	Managing Director (Since 2020), Lafayette Square Holding Company LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners; Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2014, Class III 68 Portfolios	Retired. Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee, Bentley University (since 2011); Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Director
The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.
Name, Year of Birth, Length of Time Served, and Number of Funds Overseen by Director	Principal Occupation(s) During Past 5 Years and other Directorships Held by Director
Aylward, George R.* Director and President YOB: 1964 Served Since: 2006, Class II 71 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (3 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (4 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Advisory Board Member
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Moyer, William R. YOB: 1944 Served Since: 2020 68 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer); Advisory Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (2016 to 2019) and Advisory Member (since 2020), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Director (2014 to 2019) and Advisory Member, Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (2011 to 2019) and Advisory Member, Virtus Global Multi-Sector Income Fund; Trustee (2013 to 2016) and Advisory Member (since 2020), Virtus Alternative Solutions Trust (3 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers Who Are Not Directors
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017) and Vice President (2016 to 2017).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2012 to 2013); Chief Financial Officer and Treasurer (since 2010).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2020).	Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income Inc.; Assistant Secretary (since 2020), Duff & Phelps Utility and Corporate Bond Trust Inc.; Vice President, Chief Legal Officer and Secretary (since 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Short, Julia R. YOB: 1972	Senior Vice President (since 2018).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2017).	Executive Vice President, Product Management (since 2009), and various senior officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2017), Virtus Total Return Fund Inc.; Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Director (since 2013), Virtus Global Funds PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

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VIRTUS TOTAL RETURN FUND INC.
101 Munson Street
Greenfield, MA 01301-9668
Board of Directors
George R. Aylward
Donald C. Burke
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
James B. Rogers, Jr.
R. Keith Walton
Brian T. Zino
William R. Moyer, Advisory Member
Officers
George R. Aylward, President and Chief Executive Officer
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Francis G. Waltman, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare
P.O. Box 505005
Louisville, KY 40233-5005
Fund Counsel
Sullivan & Worcester LLP
1666 K Street, NW
7th Floor
Washington, DC 20006
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

Virtus Total Return Fund Inc.
c/o Computershare Investor Services
P.O. Box 505005
Louisville, KY 40233-5005
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8523	01-21

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” serving on its Audit Committee.

(a)(2)	As of the end of the period covered by the report, the registrant’s board of directors had determined that Brian T. Zino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR. On February 1, 2021, the registrant’s board of directors determined that each of Donald C. Burke, Connie D. McDaniel and Brian T. Zino is qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $25,155 for 2020 and $23,400 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,067 for 2020 and $7,247 for 2019. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $11,600 for 2020 and $4,700 for 2019.

“Tax Fees” are those primarily associated with review of the Fund’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Fund’s financial statement, review of year-end distributions by the Fund to avoid excise tax, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Total Return Fund Inc. (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s invsestment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $14,667 for 2020 and $11,947 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee. From December 1, 2019, until January 13, 2020, the members of the Audit Committee were: Philip R. McLoughlin, Brian T. Zino, William R. Moyer, James B. Rogers, R. Keith Walton and James M. Oates. On January 14, 2020, the members of the audit committee changed to: Brian T. Zino, Donald C. Burke, John R. Mallin, and Connie D. McDaniel. William R. Moyer also serves as an advisory member of the audit committee, effective January 14, 2020; and Deborah A. DeCotis serves as an advisory member of the audit committee, effective February 1, 2021.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Policy Regarding Proxy Voting stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

The Policy stipulates that the Fund’s investment adviser will vote proxies, or delegate such responsibility to a subadviser. The applicable voting party will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Fund’s Policy. The adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder Proposals – whether implementation of the proposal is likely to enhance or protect shareholder value; whether the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation; if the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal; whether the proposal’s request is unduly burdensome or overly prescriptive; whether any increase in disclosure or transparency requested would have a deleterious impact; and whether the company’s current approach to the issue(s) presented are comparative to current industry practice.

The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, delegate, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires the adviser/subadviser or delegate to notify the President of the Fund of any actual or potential conflict of interest. The adviser/subadviser or delegate may not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board or the President of the Fund.

The Policy further imposes certain record-keeping and reporting requirements on the adviser/subadviser or delegate.

During the period of the report, any proxies for the Fund were handled by the Fund’s subadvisers, Duff & Phelps Investment Management Co. (“Duff & Phelps”), Newfleet Asset Management, LLC (“Newfleet”), and/or Rampart Investment Management Company, LLC (“Rampart”). Following are summaries of their proxy voting policies. (Rampart ceased serving as a subadviser to the Fund during the period and was subsequently wound down, so the proxy voting policy shown below for Rampart was in effect while Rampart subadvised the Fund but it is no longer in effect.)

Duff & Phelps

Duff & Phelps has adopted pre-determined proxy voting guidelines (the “Guidelines”) in an effort to ensure shares are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. The Guidelines allow Duff & Phelps to utilize a qualified, non-affiliated third party vendor to assist in the review of proxy proposals and making of voting recommendations on behalf of clients consistent with the Guidelines and Duff & Phelps’ clients’ proxy voting guidelines including the Policy, or as determined to be in the best economic interest of Duff & Phelps’ clients.

Duff & Phelps has procedures in place to address conflicts of interest or potential conflicts of interest relating to proxy proposals. Generally, where the Guidelines outline a voting position, either as for or against such proxy proposal, voting will be according to either the Guidelines or the third party vendor’s policies. When the Guidelines outline a voting position to be determined on a case-by-case basis, or the Guidelines do not list them, then Duff & Phelps will choose to vote the proxy according to either the voting recommendation of a non-affiliated third party vendor or pursuant to client direction. The method selected will depend on the facts and circumstances of each situation as well as requirements of applicable law.

Duff & Phelps may choose not to vote proxies in certain situations or for certain accounts, such as when:

•	it deems the cost of voting to exceed any anticipated benefit to client;

•	a proxy is received for a security it no longer manages due to the entire position being sold; or

•	exercising voting rights could restrict the ability of the portfolio manager to freely trade the security.

Duff & Phelps may also not be able to vote proxies for any client account that participates in securities lending programs or UMA/MDP.

A complete copy of Duff & Phelps’ current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to Duff & Phelps Investment Management Co., Attn: Compliance, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606.

Newfleet

Although the nature of Newfleet’s portfolios is such that ballots are rarely required, Newfleet has adopted pre-determined proxy voting guidelines (the “Guidelines”) to make every effort to ensure the manner in which shares are voted is in the best interest of its clients and the value of the investment. Under the Guidelines, Newfleet sometimes delegates to a non-affiliated third party vendor the responsibility to review proxy proposals and make voting recommendations on behalf of Newfleet. Newfleet may also vote a proxy contrary to the Guidelines if it determines that such action in the best interest of its clients including the Fund.

A complete copy of Newfleet’s current Proxy Voting Policies & Procedures is available by sending a written request to Newfleet Asset Management, LLC, Attn: Compliance Department, One Financial Plaza, Hartford, CT 06103. Email requests may be sent to: james.sena@virtus.com.

Rampart

Rampart has adopted proxy voting policies, procedures and guidelines (“Guidelines”) in an effort to ensure proxies are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. Proxies of the Fund will be voted subject to the Fund’s Policy and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the Fund. Any Rampart representative identifying a conflict of interest in voting a proxy is required to immediately report the conflict of interest to Rampart’s CCO who will determine a course of action.

Rampart’s Guidelines allow Rampart to utilize a qualified, non-affiliated third party vendor to review proxies and make voting recommendations on behalf of Rampart’s clients consistent with the Guidelines.

Rampart may choose not to vote proxies in certain situations or for certain accounts, such as but not limited to the following:

•	When Rampart deems the cost of voting would exceed any anticipated benefit to the respective client(s);

•	When a proxy is received for a security Rampart no longer manages (i.e., Rampart has previously sold the entire position); and/or

•	When the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security.

A complete copy of Rampart’s Proxy Voting Guidelines is available by sending a written request to Rampart Investment Management Company, LLC, Attn: Chief Compliance Officer, One Financial Plaza, Hartford, CT 06103. Email requests may be sent to: james.sena@virtus.com.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of filing this report, the Fund’s sub-advisers are Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Newfleet Asset Management, LLC (“Newfleet”). The names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report:

Duff & Phelps

Connie M. Luecke, CFA

Ms. Luecke joined Duff & Phelps in 1992 and has been a Senior Managing Director since 2014. She has been a portfolio manager for the Virtus Duff & Phelps Global Infrastructure Fund since its inception in 2004, and for the equity portion of the Virtus Total Return Fund Inc. Ms. Luecke is also the Chief Investment Officer for the DNP Select Income Fund Inc. She is a Chartered

Financial Analyst (CFA) charter holder, a member of the CFA Society of Chicago, and a past president of the Utility and Telecommunications Securities Club of Chicago. She has been working in the investment industry since 1983.

Newfleet

David L. Albrycht, CFA

David Albrycht is president and chief investment officer of Newfleet. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former Virtus Investment Partners investment management subsidiary. He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991. He holds the Chartered Financial Analyst designation and has been working in the investment industry since 1985.

Mr. Albrycht has been a portfolio manager of the Fund and its predecessor since 2016, Virtus Newfleet Multi-Sector Short Term Bond Fund since 1993, Virtus Newfleet Multi-Sector Intermediate Bond Fund since 1994, Virtus Newfleet Senior Floating Rate Fund since 2008, and co-manager of Virtus Tactical Allocation Fund and Virtus Newfleet High Yield Fund since 2011, Virtus Newfleet Core Plus Bond Fund and Virtus Newfleet Low Duration Income Fund since 2012. He also co-manages two variable investment options and is co-manager of another closed-end fund, Virtus Global Multi-Sector Income Fund (NYSE: VGI). He also is a manager of three exchange-traded funds, AdvisorShares Newfleet Multi-Sector Income ETF (NYSE: MINC), Virtus Newfleet Multi-Sector Bond ETF (NFLT), and Virtus Newfleet Dynamic Credit ETF (BLHY), and two offshore funds, the Virtus GF Multi-Sector Short Duration Bond Fund and Virtus GF Multi-Sector Income Fund. He is also responsible for the structuring and management of Newfleet’s CLO platform.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser/subadviser may have in place that could benefit the Fund and/or such other accounts. The Board of Directors has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each adviser/subadviser is required to certify its compliance with these procedures on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2020, regarding any other accounts managed by the portfolio managers and portfolio management team members for the

Fund. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Virtus Fund complex or other similar accounts.

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
David L. Albrycht	Registered Investment Companies:	16	$8,970	2	$257
	Other Pooled Investment Vehicles:	2	86	0	0
	Other Accounts:	0	0	0	0
Connie M. Luecke	Registered Investment Companies:	3	4,130	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with its affiliated investment management firms, including Duff & Phelps and Newfleet (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

•

Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•

Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2020, beneficial ownership of shares of the Fund by Mr. Albrycht and Ms. Luecke, are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

David L. Albrycht	0

Connie M. Luecke	$50,000-100,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
June 2020	0	$0.00	0	2,654,033

July 2020	0	$0.00	0	2,654,033

August 2020	0	$0.00	0	2,654,033

September 2020	0	$0.00	0	2,654,033

October 2020	0	$0.00	0	2,654,033

November 2020	0	$0.00	0	2,654,033

Total	0	$0.00	0	2,654,033

a.	The date each plan or program was announced: 3/13/12 and expanded 9/19/12 and 2/10/14

b.	The dollar amount (or share or unit amount) approved: 6,884,886 shares

c.	The expiration date (if any) of each plan or program: None

d.	Each plan or program that has expired during the period covered by the table: None

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid from June 1, 2020 through November 30, 2020 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Total Return Fund Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer (principal executive officer)

Date	February 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer (principal executive officer)

Date	February 8, 2021

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer (principal financial officer)

Date	February 8, 2021

*	Print the name and title of each signing officer under his or her signature.